UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

NuShares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2017

	Listing Exchange	Ticker Symbol
Fund Name

Nushares ESG Emerging Markets Equity ETF	Cboe BZX Exchange, Inc.	NUEM
Nushares ESG International Developed Markets Equity ETF	Cboe BZX Exchange, Inc.	NUDM
Nushares ESG Large-Cap Growth ETF	Cboe BZX Exchange, Inc.	NULG
Nushares ESG Large-Cap Value ETF	Cboe BZX Exchange, Inc.	NULV
Nushares ESG Mid-Cap Growth ETF	Cboe BZX Exchange, Inc.	NUMG
Nushares ESG Mid-Cap Value ETF	Cboe BZX Exchange, Inc.	NUMV
Nushares ESG Small-Cap ETF	Cboe BZX Exchange, Inc.	NUSC

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.

Meanwhile, politics will remain in the forefront. A budget showdown is expected in 2018, as Congress sets to debate the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nushares ESG Emerging Markets Equity ETF (NUEM)

Nushares ESG International Developed Markets Equity ETF (NUDM)

Nushares ESG Large-Cap Growth ETF (NULG)

Nushares ESG Large-Cap Value ETF (NULV)

Nushares ESG Mid-Cap Growth ETF (NUMG)

Nushares ESG Mid-Cap Value ETF (NUMV)

Nushares ESG Small-Cap ETF (NUSC)

These Funds features portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen, LLC. Portfolio managers Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, discuss U.S. economic and market conditions, key investment strategies and the performance of the Funds during the abbreviated annual reporting period. Jim and Lei have managed the Funds since their commencement of operations on December 13, 2016. For the Nushares ESG International Developed Markets Equity ETF (NUDM) and Nushares ESG Emerging Markets Equity ETF (NUEM), portfolio managers Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, have managed these Funds during the abbreviated reporting period from the Funds’ commencement of operations on June 6, 2017 through October 31, 2017. Please refer to the Funds’ prospectuses for more information, available at https://www.nuveen.com/ETF/Default.aspx.

What factors affected the U.S. economy and the U.S. stock market during the abbreviated annual reporting period ended October 31, 2017?

The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of above 3% growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “second” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.3%, an increase from 3.1% in the second quarter, alleviating concerns that Hurricanes Harvey, Irma and Maria depressed the nation’s output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, with the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.

Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in October 2017 from 4.8% in October 2016 and job gains averaged around 167,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.0% over the twelve-month reporting period ended October 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. Each Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

nine U.S. census divisions, recorded a 6.2% annual gain in September 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.7% and 6.2%, respectively.

With the U.S. economy delivering a sustainable, albeit muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). As the reporting period ended, legislators were refocusing their efforts on tax reform and President Trump nominated Jerome Powell to replace Fed Chair Janet Yellen when her term ends in February 2018. Although both events were initially considered market friendly, the specifics of a tax reform bill, its implications for the economic and corporate landscapes and whether it passes remain to be seen and could pose challenges to the Fed’s ability to manage interest rates in the future (subsequent to the close of the reporting period, the tax bill was signed into law). Geopolitical risks also remained prominent throughout the reporting period, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

The environment was strongly supportive to U.S. stock prices in the abbreviated reporting period. Stocks extended their gains on decent economic growth data and strong corporate profitability, especially in the information technology sector. Additionally, for the first time since the global financial crisis, economic growth outside the U.S. was showing evidence of improvement, particularly in Europe and Japan, or stabilization, in the case of emerging markets. Upgraded global growth forecasts further helped stocks shrug off geopolitical flare-ups, terrorist attacks, concerns about low global inflation and political uncertainties both at home and abroad.

What key strategies were used to manage the Funds during the abbreviated reporting period and how did these strategies influence performance?

These Funds employ a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of their respective indexes that meet certain environment, social and governance (“ESG”) criteria. You cannot invest directly in an index. Each Fund seeks to track its index by investing all, or substantially all, of its assets in the securities represented in its index in approximately the same proportions as the index. Each Fund rebalances its holdings quarterly in response to the quarterly rebalance of its index, which occurs in February, May, August and November.

NUEM seeks to track the investment results, before fees and expenses, of the TIAA ESG Emerging Markets Equity Index (the “NUEM Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries with emerging markets that meet certain ESG criteria. The NUEM Index selects from the securities included in the MSCI Emerging Markets Index (the “NUEM Base Index”), which currently consists of large- and mid-capitalization companies located in one of the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

NUDM seeks to track the investment results, before fees and expenses, of the TIAA ESG International Developed Markets Equity Index (the “NUDM Index”), which is comprised solely of listed equity securities issued by companies (and depositary receipts representing such securities) located in countries with developed markets, excluding the United States and Canada, that meet certain ESG criteria. The NUDM Index selects from the securities included in the MSCI EAFE Index (the “NUDM Base Index”), which currently

6	NUVEEN

consists of large- and mid-capitalization companies located in one of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

NULG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Growth Index (the “NULG Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NULG Index selects from the securities included in the MSCI USA Growth Index (the “NULG Base Index”), which generally consists of large- and mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

NULV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Large-Cap Value Index (the “NULV Index”), which is comprised of equity securities issued by large-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NULV Index selects from the securities included in the MSCI USA Value Index (the “NULV Base Index”), which generally consists of large- and mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, 12-month forward earnings to price and dividend yield.

NUMG seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Growth Index (the “NUMG Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUMG Index selects from the securities included in the MSCI USA Mid-Cap Growth Index (the “NUMG Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall growth style characteristics based on five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend.

NUMV seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Mid-Cap Value Index (the “NUMV Index”), which is comprised of equity securities issued by mid-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUMV Index selects from the securities included in the MSCI USA Mid-Cap Value Index (the “NUMV Base Index”), which generally consists of mid-capitalization U.S. equity securities that exhibit overall value style characteristics based on three variables: book value to price, 12-month forward earnings to price and dividend yield.

NUSC seeks to track the investment results, before fees and expenses, of the TIAA ESG USA Small-Cap Index (the “NUSC Index”), which is comprised of equity securities issued by small-capitalization companies listed on U.S. exchanges that meet certain ESG criteria. The NUSC Index selects from the securities included in the MSCI USA Small Cap Index (the “NUSC Base Index”), which generally consists of equity securities that comprise the small-cap segment of the U.S. market.

MSCI Inc. (“MSCI”) is the index provider for each Index and Base Index. Each Index and Base Index are owned, calculated and controlled by MSCI, in its sole discretion. Neither the sub-adviser nor its affiliates has any discretion to select Index components or change the Index methodology. Each Index identifies equity securities from its Base Index that satisfy certain ESG criteria, based on ESG performance data collected by MSCI ESG Research, Inc. ESG performance is measured on an industry-specific basis, with assessment categories varying by industry.

For the five U.S. Funds, performance was driven by style and market cap trends. For the period from the Funds’ inception on December 13, 2016 through October 31, 2017, growth-style stocks decisively outperformed value-style stocks. On a market capitalization basis, large-cap growth stocks led, followed by mid-cap growth stocks and small-cap stocks. The gains of large-cap value and mid-cap value stocks trailed those of their growth-stock counterparts. Accordingly, among the five Funds, NULG was the top performing Fund and NUMV posted the smallest gain in this abbreviated reporting period. The outperformance of the information technology sector helped drive the strong returns in NULG, NUMG and NUSC, as it was the largest sector weighting in the three Funds. In contrast, the largest sector exposure in the value-style funds, NULV and NUMV, was financials. The financials sector performed well in the abbreviated reporting period but lagged the rally in information technology shares.

The two international Funds, NUDM and NUEM, were measured over a shorter timeframe than the five U.S. Funds. From NUDM and NUEM’s inception on June 6, 2017 to October 31, 2017, international stocks delivered positive returns overall, with NUEM leading

NUVEEN	7

Portfolio Managers’ Comments (continued)

performance over NUDM due to the outperformance of emerging market stocks over developed market stocks. The two Funds benefited from the strong performance of economically sensitive sectors, such as information technology, financials, consumer discretionary and industrials, where the Funds held larger exposures.

How did the Funds perform in the abbreviated reporting period ended October 31, 2017?

The tables in each Fund’s Performance Overview and Expense Ratios section of this report provides the Funds’ total return performance for the abbreviated reporting period from the Funds’ commencement of operation on December 13, 2016 through October 31, 2017 or June 6, 2017 through October 31, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of the Index, which each Fund is designed to track.

The total return for each Fund slightly trailed that of its respective Index over this abbreviated reporting period. The trailing performance is primarily attributable to fees and expenses. The Indexes are unmanaged and therefore their returns do not reflect any fees or expenses, which would detract from their performance. You cannot invest directly in an index.

8	NUVEEN

Risk Considerations

Nushares ESG Emerging Markets Equity ETF (NUEM)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.

Nushares ESG International Developed Markets Equity ETF (NUDM)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. A portfolio concentrated in a single industry sector or country may present more risk than a portfolio broadly diversified over several industries or countries. These and other risks, such as mid-cap stock risk, are described in the Fund’s prospectus.

Nushares ESG Large-Cap Growth ETF (NULG)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile and can experience sharp price declines. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.

Nushares ESG Large-Cap Value ETF (NULV)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. These and other risk considerations are described in detail in the Fund’s prospectus.

NUVEEN	9

Risk Considerations (continued)

Nushares ESG Mid-Cap Growth ETF (NUMG)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. Growth stocks tend to be more volatile and can experience sharp price declines. These and other risk considerations are described in detail in the Fund’s prospectus.

Nushares ESG Mid-Cap Value ETF (NUMV)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Value stocks may not be fully recognized by the market and be undervalued. Because it invests primarily in mid-capitalization stocks, the Fund may be subject to greater volatility than those that invest in larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations are described in detail in the Fund’s prospectus.

Nushares ESG Small-Cap ETF (NUSC)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. The value of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations are described in detail in the Fund’s prospectus.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratio for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The expense ratios represents each Fund’s total operating expenses as reflected in the most recent prospectus. The expense ratios shown include management fees and other applicable fees and expenses paid by the Fund.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nushares ESG Emerging Markets Equity ETF (NUEM)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of October 31, 2017

Cumulative
Since Inception
NUEM at NAV	11.03%
NUEM at Market Price	12.42%
TIAA ESG Emerging Markets Equity Index	11.57%
MSCI Emerging Markets Index	11.56%

Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
NUEM at NAV	7.28%
NUEM at Market Price	8.69%

Since inception returns are from 6/6/17. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.45%

12	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nushares ESG International Developed Markets Equity ETF (NUDM)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of October 31, 2017

Cumulative
Since Inception
NUDM at NAV	6.07%
NUDM at Market Price	6.78%
TIAA ESG International Developed Markets Equity Index	6.34%
MSCI EAFE Index	5.95%

Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
NUDM at NAV	4.16%
NUDM at Market Price	4.13%

Since inception returns are from 6/6/17. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

14	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nushares ESG Large-Cap Growth ETF (NULG)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of October 31, 2017

Cumulative
Since Inception
NULG at NAV	20.88%
NULG at Market Price	21.10%
TIAA ESG USA Large-Cap Growth Index	21.29%
MSCI USA Growth Index	21.83%

Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
NULG at NAV	17.33%
NULG at Market Price	17.17%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.35%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nushares ESG Large-Cap Value ETF (NULV)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of October 31, 2017

Cumulative
Since Inception
NULV at NAV	10.90%
NULV at Market Price	11.11%
TIAA ESG USA Large-Cap Value Index	11.24%
MSCI USA Value Index	9.31%

Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
NULV at NAV	8.75%
NULV at Market Price	8.80%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.35%

18	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nushares ESG Mid-Cap Growth ETF (NUMG)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of October 31, 2017

Cumulative
Since Inception
NUMG at NAV	13.30%
NUMG at Market Price	13.38%
TIAA ESG USA Mid-Cap Growth Index	13.74%
MSCI USA Mid-Cap Growth Index	13.75%

Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
NUMG at NAV	10.68%
NUMG at Market Price	10.39%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

20	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nushares ESG Mid-Cap Value ETF (NUMV)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of October 31, 2017

Cumulative
Since Inception
NUMV at NAV	7.82%
NUMV at Market Price	7.86%
TIAA ESG USA Mid-Cap Value Index	8.21%
MSCI USA Mid-Cap Value Index	9.25%

Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
NUMV at NAV	6.80%
NUMV at Market Price	5.90%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

22	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nushares ESG Small-Cap ETF (NUSC)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Total Returns as of October 31, 2017

Cumulative
Since Inception
NUSC at NAV	11.34%
NUSC at Market Price	11.54%
TIAA ESG USA Small-Cap Index	11.78%
MSCI USA Small-Cap Index	12.12%

Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

Cumulative
Since Inception
NUSC at NAV	9.68%
NUSC at Market Price	10.20%

Since inception returns are from 12/13/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.40%

24	NUVEEN

Growth of an Assumed $10,000 Investment as of October 31, 2017

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Holding

Summaries as of October 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nushares ESG Emerging Markets Equity ETF (NUEM)

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Common Stock Rights	0.0%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Tencent Holdings Limited	6.2%
Taiwan Semiconductor Manufacturing Company Limited	4.7%
Naspers Limited	2.4%
Geely Automobile Holdings Limited	1.8%
NHN Corporation	1.8%

Portfolio Composition

(% of net assets)

Financials	24.6%
Information Technology	24.3%
Consumer Discretionary	13.2%
Materials	7.9%
Industrials	7.2%
Consumer Staples	5.6%
Other	17.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Country Allocation

(% of net assets)

China	28.9%
Korea, Republic Of	14.9%
Taiwan	12.2%
India	8.5%
Brazil	7.4%
South Africa	6.9%
Mexico	3.1%
Malaysia	2.6%
Thailand	2.2%
Chile	1.9%
Other	11.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

26	NUVEEN

Nushares ESG International Developed Markets Equity ETF (NUDM)

Fund Allocation

(% of net assets)

Common Stocks	98.6%
Common Stock Rights	0.0%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Top Five Common Stocks Holdings

(% of net assets)

Nestle SA	3.0%
Roche Holdings AG, Sponsored ADR	2.1%
Siemens AG, Sponsored ADR	2.0%
Banco Santander S.A.	1.9%
Astrazeneca PLC	1.7%

Portfolio Composition

(% of net assets)

Financials	20.2%
Industrials	15.9%
Consumer Discretionary	11.8%
Consumer Staples	11.2%
Health Care	10.6%
Materials	8.2%
Information Technology	6.2%
Other	14.5%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Country Allocation

(% of net assets)

Japan	23.9%
United Kingdom	16.9%
France	10.6%
Germany	9.8%
Switzerland	7.9%
Australia	6.6%
Netherlands	3.5%
Spain	3.5%
Sweden	3.0%
Italy	2.4%
Other	10.5%
Other Assets Less Liabilities	1.4%
Net Assets	100%

NUVEEN	27

Holding Summaries as of October 31, 2017 (continued)

Nushares ESG Large-Cap Growth ETF (NULG)

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Information Technology	36.6%
Consumer Discretionary	19.7%
Health Care	13.5%
Industrials	11.6%
Consumer Staples	5.5%
Financials	5.5%
Other	7.3%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	8.4%
Microsoft Corporation	3.9%
Alphabet Inc., Class C Shares	3.4%
Alphabet Inc., Class A Shares	3.2%
Oracle Corporation	2.5%

28	NUVEEN

Nushares ESG Large-Cap Value ETF (NULV)

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Financials	26.2%
Health Care	12.7%
Information Technology	12.3%
Consumer Staples	10.2%
Industrials	9.5%
Utilities	6.6%
Energy	6.5%
Other	15.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stocks Holdings

(% of net assets)

Johnson & Johnson	4.6%
Microsoft Corporation	4.1%
Bank of America Corporation	3.8%
Intel Corporation	3.5%
Proctor & Gamble Company	3.1%

NUVEEN	29

Holding Summaries as of October 31, 2017 (continued)

Nushares ESG Mid-Cap Growth ETF (NUMG)

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Information Technology	25.5%
Industrials	22.0%
Consumer Discretionary	15.0%
Health Care	14.7%
Real Estate	6.1%
Financials	5.9%
Other	10.7%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

ServiceNow Inc.	2.5%
SBA Communications Corporation	2.3%
Workday Inc., Class A	2.1%
CarMax, Inc.	2.0%
Idexx Labs Inc.	2.0%

30	NUVEEN

Nushares ESG Mid-Cap Value ETF (NUMV)

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Financials	26.1%
Consumer Discretionary	15.5%
Real Estate	13.3%
Materials	13.3%
Industrials	7.9%
Information Technology	7.3%
Health Care	5.1%
Other	11.3%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Microchip Technology Incorporated	2.9%
Principal Financial Group, Inc.	2.5%
Citizens Financial Group Inc.	2.5%
Eversource Energy	2.5%
WestRock Company	2.4%

NUVEEN	31

Holding Summaries as of October 31, 2017 (continued)

Nushares ESG Small-Cap ETF (NUSC)

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Information Technology	17.2%
Industrials	16.1%
Financials	15.8%
Health Care	12.0%
Consumer Discretionary	11.2%
Real Estate	9.8%
Materials	5.9%
Other	11.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

First American Corporation	0.9%
Take-Two Interactive Software, Inc.	0.8%
Aqua America Inc.	0.7%
ON Semiconductor Corporation	0.6%
White Mountain Insurance Group	0.6%

32	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. Since NUEM’s and NUDM’s expense examples below reflect only the first 148 days of the Fund’s operations, they may not provide a meaningful understanding of each Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through October 31, 2017.

The beginning of the period of NUEM and NUDM is June 6, 2017 (commencement of operations). The beginning of the period for NULG, NULV, NUMG, NUMV and NUSC is May 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Nushares ESG Emerging Markets Equity ETF (NUEM)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,110.30
Expenses Incurred During Period	$1.93
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,018.45
Expenses Incurred During Period	$1.84

Expenses are equal to the Fund’s annualized net expense ratio of 0.45% multiplied by the average account value over the period, multiplied by 148/365 (to reflect the 148 days in the period since commencement of operations).

NUVEEN	33

Expense Examples (continued)

Nushares ESG International Developed Markets Equity ETF (NUDM)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,060.70
Expenses Incurred During Period	$1.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,018.65
Expenses Incurred During Period	$1.64

Expenses are equal to the Fund’s annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 148/365 (to reflect the 148 days in the period since commencement of operations).

Nushares ESG Large-Cap Growth ETF (NULG)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,100.40
Expenses Incurred During Period	$1.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.44
Expenses Incurred During Period	$1.79

Expenses are equal to the Fund’s annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nushares ESG Large-Cap Value ETF (NULV)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,081.90
Expenses Incurred During Period	$1.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.44
Expenses Incurred During Period	$1.79

Expenses are equal to the Fund’s annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34	NUVEEN

Nushares ESG Mid-Cap Growth ETF (NUMG)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,074.50
Expenses Incurred During Period	$2.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During Period	$2.04

Expenses are equal to the Fund’s annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nushares ESG Mid-Cap Value ETF (NUMV)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,060.50
Expenses Incurred During Period	$2.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During Period	$2.04

Expenses are equal to the Fund’s annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nushares ESG Small-Cap ETF (NUSC)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,079.90
Expenses Incurred During Period	$2.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.19
Expenses Incurred During Period	$2.04

Expenses are equal to the Fund’s annualized net expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	35

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nushares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nushares ESG Emerging Markets Equity ETF, Nushares ESG International Developed Markets Equity ETF, Nushares ESG Large-Cap Growth ETF, Nushares ESG Large-Cap Value ETF, Nushares ESG Mid-Cap Growth ETF, Nushares ESG Mid-Cap Value ETF, and Nushares ESG Small-Cap ETF (seven of the funds comprising Nushares ETF Trust) (the “Funds”) as of October 31, 2017, and the related statements of operations and changes in net assets and the financial highlights for the periods June 6, 2017 (commencement of operations) through October 31, 2017 for Nushares ESG Emerging Markets Equity ETF and Nushares ESG International Developed Markets Equity ETF and December 13, 2016 (commencement of operations) through October 31, 2017 for Nushares ESG Large-Cap Growth ETF, Nushares ESG Large-Cap Value ETF, Nushares ESG Mid-Cap Growth ETF, Nushares ESG Mid-Cap Value ETF, and Nushares ESG Small-Cap ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

December 27, 2017

36	NUVEEN

Nushares ESG Emerging Markets Equity ETF (NUEM)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Consumer Discretionary – 13.2%

609,609	Alibaba Pictures Group Ltd, (2)	$99,234

51,599	Anta Sports Products Ltd	230,819

345	Arcelik A.S	1,883

3,946	Astro Malaysia Holdings Bhd	2,619

63	Bajaj Auto Limited	3,171

5,787	BEC World PLC, (2)	3,031

216	Bharat Forge Ltd	2,355

4	Bosch Ltd	1,297

130,743	Brilliance China Automotive Holdings Limited	330,469

30,844	BYD Co Ltd	270,218

30	CCC SA	2,250

135	Cheil Worldwide Inc.	2,506

40,968	Chongqing Changan Automobile Co Ltd, (2)	53,614

243	Cyfrowy Polsat SA	1,694

131,069	Dongfeng Motor Group Co Ltd	179,758

10,782	DXB Entertainments PJSC, (2)	2,172

193	Eclat Textile Company Limited	2,307

462	Feng Tay Enterprise Co Ltd	2,083

552	FF Group, (2)	11,562

154	Ford Otomotiv Sanayi AS	2,172

2,647	Formosa Taffeta Co Ltd	2,716

148,141	Geely Automobile Holdings Limited	458,562

438,732	Gome Retail Holdings Ltd, (2)	56,235

101,569	Guangzhou Automobile Group Company Limited	252,562

60,726	Haier Electronics Group Co., Ltd	159,953

39	Hankook Tire Company Limited	1,880

216	Hanon Systems	2,506

28	Hero MotoCorp Limited	1,666

6,804	Home Product Center PCL	2,622

220	Hotai Motor Co Ltd	2,553

39	Hotel Shilla Company Limited	2,726

163	Imperial Holdings Limited	2,336

27	LG Electronics Inc.	2,193

181	Lojas Renner S.A, (WI/DD)	1,908

1	LPP SA	2,356

NUVEEN	37

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Consumer Discretionary (continued)

81	Mahindra & Mahindra Ltd	$1,683

23,060	Media Nusantara Citra TBK PT	2,652

1,919	Minor International PCL, (2)	2,498

173	Mr Price Group Ltd	2,144

2,414	Naspers Limited	588,083

180	Nien Made Enterprise Co Ltd	1,874

1,782	PT Matahari Department Store Tbk	1,130

1,144	Robinson PCL, (2)	2,557

28,820	SACI Falabella	276,481

27,684	Shenzhou International Group Holdings Ltd	236,324

15,339	Surya Citra Media Pt Tbk	2,432

180	The Foschini Group Ltd	1,725

244	Titan Co Ltd	2,409

396	Truworths International Limited	2,110

1,605	UMW Holdings BHD, (2)	1,987

334	Woolworths Holdings Limited	1,331

3,054	Yulon Motor Company	2,552
	Total Consumer Discretionary	3,287,960

	Consumer Staples – 5.6%

11	Amorepacific Corporation	3,083

18	Amorepacific Corporation	2,868

27	Amorepacific Group	3,458

199	Arca Continental SAB de CV	1,269

90	Bid Corporation Limited	1,979

109	BIM Birlesik Magazalar AS	2,221

2,892	Cia Brasileira de Distribuicao, (2), (WI/DD)	67,364

3	CJ CheilJedang Corporation	980

14,967	Coca-Cola Femsa SAB de CV	101,396

200	Coca-Cola Icecek AS	2,033

97,445	CP ALL PCL	205,333

389	Dabur India Ltd	2,002

171	Dongsuh Companies Inc.	4,197

441	Embotelladora Andina SA	2,230

477	Eurocash SA	4,825

38,028	Fomento Economico Mexicano S.A	331,990

175	Godrej Consumer Products Ltd	2,522

166	Gruma S.A.B de C.V	2,183

79,273	Grupo Bimbo SAB de CV	183,946

117	Hindustan Unilever Ltd	2,238

38	NUVEEN

Shares	Description (1)	Value

	Consumer Staples (continued)

4,378	Indfood CBP Sukses Makmur Tbk PT	$2,841

777	Kimberly-Clark de Mexico SAB de CV, Class A Shares	1,340

2	LG Household & Health Care	2,101

2	LG Household & Health Care	1,169

25	Lotte Confectionery Co Ltd	1,662

3	Lotte Confectionery Co Ltd, (2)	498

155	M Dias Branco SA, (2), (WI/DD)	2,281

372	Marico Limited	1,811

208	Massmart Holdings Limited	1,575

261	Natura Cosmeticos SA, (WI/DD)	2,471

18	Nestle India Ltd	2,003

2	Ottogi Corporation	1,355

488	Pick n Pay Stores Ltd	2,046

146	Pioneer Foods Group Ltd	1,229

713	PPB Group Berhad Bhd	2,826

300	President Chain Store Corp.	2,696

118	ShopRite Holdings Limited	1,689

570	Standard Foods Corporation	1,412

115,183	Sun Art Retail Group Ltd	116,338

126	The Spar Group Limited	1,482

54	Tiger Brands Limited	1,474

379	Ulker Biskuvi Sanayi AS	2,021

471	Unilever Indonesia Tbk PT	1,723

147,692	Uni-President Enterprises Corporation	308,513
	Total Consumer Staples	1,392,673

	Energy – 4.9%

7,879	Cosan SA Industria e Comercio, (WI/DD)	90,077

52,975	Energy Absolute PCL, (2)	68,970

483,418	IRPC PCL, (2)	93,861

13,006	Qatar Gas Transport Co Ltd, (WI/DD)	54,121

2,173	S-Oil Corporation	249,235

39,350	Thai Oil PCL, (2)	120,822

6,030	Tupras Turkiye Petrol Rafinerileri IS	216,801

13,288	Ultrapar Participacoes S.A, (WI/DD)	317,237
	Total Energy	1,211,124

	Financials – 24.6%

804	Abu Dhabi Commercial Bank	1,618

45,857	Axis Bank Limited	371,869

90	Bajaj Finance Limited	2,501

NUVEEN	39

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Financials (continued)

7,816	Banco Bradesco SA, (2), (WI/DD)	$78,319

35,646	Banco Bradesco SA, (2), (WI/DD)	377,888

47	Banco De Credito E Inversion	3,164

29,639	Banco do Brasil S.A, (2), (WI/DD)	312,032

6,052	Banco Santander Brasil SA, (WI/DD)	52,929

44,560	Banco Santander Chile	3,504

271	Bancolombia SA, (2)	2,511

1,314	Bancolombia SA, (2)	12,522

2,604	Bank Central Asia TBK PT	4,013

6,337	Bank Danamon Indonesia TBK PT	2,383

100	Bank Handlowy w Warszawie SA	2,045

28,946	Bank Millennium SA, (2)	63,479

3,628	Bank Negara Indonesia Persero TBK PT	2,033

1,332	Bank of the Philippine Islands	2,529

21	Bank Zachodni WBK SA	2,108

5,979	Barclays Africa Group Limited	59,252

335	BM&FBovespa SA, (WI/DD)	2,447

227	BNK Financial Group Inc.	2,014

1,650	Cathay Financial Holding Company Limited	2,725

597	Chailease Holding Co Ltd	1,540

133,148	China Everbright Bank Co Limited	62,804

171,022	CIMB Group Holdings BHD	248,039

570	Commercial International Bank Egypt SAE	2,553

891	Coronation Fund Managers Limited	4,496

1,090	CrediCorp Limited	228,290

279	DGB Financial Group Inc.	2,602

1,568	Dubai Islamic Bank PJSC	2,613

5,197	E.Sun Financial Holding Co Ltd	3,162

86,851	Firstrand Limited	314,761

189,877	Fubon Financial Holding Co Ltd	302,511

47,406	Gentera SAB de CV	48,074

11,171	Grupo de Inversiones Suramericana SA, (2)	141,776

3,737	Grupo de Inversiones Suramericana SA, (2)	46,126

353	Grupo Financiero Banorte SAB de CV	2,096

13,149	Grupo Financiero Santander Mexico SAB de CV	22,146

8,199	Hana Financial Group Inc.	350,910

81	Hyundai Marine & Fire Insurance Co Ltd	3,279

57,996	ICICI Bank Limited	268,619

2,008	IDFC Bank Ltd	1,755

40	NUVEEN

Shares	Description (1)	Value

	Financials (continued)

111	Indiabulls Housing Finance Ltd	$2,131

155	Industrial Bank of Korea	2,124

308	Investec PLC	2,100

34,143	Itau Unibanco Holding SA, (WI/DD)	438,875

711	Itausa-Investimentos Itau S.A, (WI/DD)	2,278

426	Kasikornbank PCL	2,924

549	Kasikornbank PCL	3,636

7,713	KB Financial Group Inc.	402,052

5,115	Krung Thai Bank Public Company Limited	2,802

1,125	Malayan Banking BHD	2,458

712	mBank SA, (2)	90,095

1,125	MCB Bank Ltd, (2)	2,136

11,934	Mega Financial Holding Co Ltd	9,378

1,189	National Bank of Abu Dhabi PJSC	3,351

101	Nedbank Group Limited	1,481

5,626	OTP Bank PLC	226,838

153	PSG Group Limited	2,840

3,862	PT Bank Mandiri	2,008

95,691	PT Bank Rakyat Indonesia	110,067

32,401	Public Bank Bhd	156,590

3,672	Qatar National Bank, (WI/DD)	122,543

34,355	RHB Bank BHD	41,224

334	RMB Holdings Limited	1,476

48	Samsung Card Co	1,570

1,107	Samsung Fire & Marine Insurance Co Ltd	269,747

59,346	Sanlam Limited	296,704

1,306	Shinhan Financial Group Company Limited	58,518

522	Siam Commercial Bank PCL, (2)	2,302

30,143	Standard Bank Group Limited	349,577

7,084	Taishin Financial Holding Co Ltd	3,100

2,955	Taiwan Business Bank	816

209	The Commercial Bank QSC, (2), (WI/DD)	1,516

42,618	TMB Bank PCL, (2)	3,310

829	Turkiye Garanti Bankasi A.S	2,277

18,432	Yes Bank Ltd	89,526

5,940	Yuanta Financial Holding Co Ltd	2,639
	Total Financials	6,135,046

	Health Care – 4.1%

1,813	3SBio, Inc., (2)	3,244

NUVEEN	41

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Health Care (continued)

148	Apollo Hospitals Enterprise Limited	$2,367

4,140	Bangkok Dusit Medical Services PCL, (2)	2,642

299	Bumrungrad Hospital PCL, (2)	1,980

59,824	China Medical Systems Holdings, Limited	110,572

202,442	CSPC Pharmaceuticals Group Limited	351,856

76	Dr Reddys Laboratories Limited	2,849

254	Glenmark Pharmaceuticals Ltd	2,427

4	Hanmi Pharm Co Ltd, (2)	1,655

1,398	Hartalega Holdings Bhd	2,516

1,180	Life Healthcare Group Holdings Ltd	2,186

165	Lupin Ltd	2,614

891	Netcare Limited	1,568

498	Odontoprev SA, (WI/DD)	2,396

57	Piramal Enterprises Ltd	2,410

20,181	PT Kalbe Farma Tbl	2,381

93	Richter Gedoen NYRT	2,313

93,294	Shandong Weigao Group Medical Polymer Company Limited	66,965

23,349	Shanghai Fosun Pharmaceutical Group Company Limited	116,568

33,219	Shanghai Pharmaceuticals Holding Company, Limited	85,796

57,620	Sinopharm Group Co Ltd	257,753

10	Yuhan Corporation	1,821
	Total Health Care	1,026,879

	Industrials – 7.2%

2,203	Aboitiz Equity Ventures Equity, Inc.	3,196

1,476	Airports of Thailand PCL, (2)	2,633

310	Aselsan Elektronik Sanayi Ve Ticaret AS	2,771

1,611	Ashok Leyland Ltd	3,263

2,197	Berli Jucker Public Co, (2)	3,538

184	Bidvest Group Limited	2,231

6,688	BTS Group Holdings PCL, (2)	1,711

10,307	CCR SA, (WI/DD)	57,342

78,402	China Conch Venture Holdings Ltd	159,783

200,693	China South Locomotive and Rolling Stock Corporation Limited	197,817

10	CJ Corp.	1,665

27	Daelim Industrial Co Ltd	2,010

144	Doosan Heavy Industries & Construction Co Ltd	2,249

6,815	DP World Ltd, (2)	161,856

5,067	Eva Airways	2,495

3,493	Evergreen Marine Corp Taiwan Ltd, (2)	2,091

42	NUVEEN

Shares	Description (1)	Value

	Industrials (continued)

142,479	Far Eastern New Century Corp.	$122,120

180	Grupo Aeroportuario del Pacifico S.A.B. de CV	1,715

93	Grupo Aeroportuario del Sureste SA de CV	1,666

82	GS Engineering & Construction Corp., (2)	1,903

1,271	HAP Seng Consolidated BHD	2,786

355	Havells India Limited	2,658

282	Hiwin Technologies Corporation	2,824

2,359	Hyundai Engineering & Construction Co Ltd	79,697

1,498	Hyundai Heavy Industries	209,253

5,259	Jasa Marga Persero Tbk PT	2,520

168,776	JG Summit Holdings, Inc.	251,407

54	KEPCO Plant Service & Engineering Co Ltd	1,991

81	Korean Air Lines Co Ltd, (2)	2,288

207	Latam Airlines Group S.A	2,862

38	LG Corp.	2,917

120	Localize Rent A Car SA, (WI/DD)	2,123

1,172	Malaysia Airport Holdings BHD	2,292

2,863	Samsung C&T Corporation	378,207

135	Siemens AG, Sponsored ADR	2,647

672	SM Investments Corporation	12,431

398	TAV Havalimanlari Holding AS	1,978

900	Turk Hava Yollari AO, (2)	2,461

1,866	Turk Sise ve Cam Fabrikalari SA	2,187

291	WEG SA, (WI/DD)	1,893

69,321	Zhejiang Expressway Company Limited	85,743
	Total Industrials	1,787,220

	Information Technology – 24.3%

22,981	AAC Technologies Holdings Inc.	420,632

5,112	Acer Inc.	2,644

2,281	Advanced Semiconductor Engineering	2,749

308	Advantech Co Ltd	2,104

360	Asustek Computer, Inc.	3,115

148,564	Au Optronic Corporation	60,835

3,439	Catcher Technology Co Limited	36,489

1,089	Chicony Electronics Co Ltd	2,726

307	Cielo SA, (WI/DD)	2,100

3,935	Compal Electronics Inc.	2,897

57,629	Delta Electronics Inc.	277,067

849	Delta Electronics Thailand PCL, (2)	2,198

NUVEEN	43

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Information Technology (continued)

632,260	GCL-Poly Energy Holdings Limited, (2)	$108,594

193	HCL Technologies Inc.	2,549

46	Hynix Semiconductor Inc.	3,375

4	Hyundai Robotics Co Ltd, (2)	1,612

26,028	Infosys Ltd	370,501

347,590	Innolux Corporation	152,131

3,208	Inventec Corp.	2,489

893	KCE Electronics Public Company Limited, (2)	2,688

349,075	Legend Holdings Limited	202,238

11,197	LG Display Company Limited	292,830

13	LG Innotek Company Limited	1,996

1,822	Lite-On Technology Corp.	2,571

16,671	MediaTek	189,321

2,016	Micro-Star International Co Ltd	4,913

4	NCsoft Corporation	1,523

568	NHN Corporation	453,244

38	Samsung Electronics	3,527

1,080	Samsung SDI Co, Ltd	198,581

101	Samsung SDS Co. Ltd	18,661

839	Siliconware Precision Industries Co Ltd	1,330

145,695	Taiwan Semiconductor Manufacturing Company Limited	1,173,888

9,181	Tata Consultancy Services	371,195

272	Tech Mahindra Limited	2,028

34,390	Tencent Holdings Limited	1,541,903

3,421	United Microelectronics Corp.	1,758

946	Vanguard International Semiconductor Corporation, (2)	1,794

28,030	Wipro Limited	127,554

2,838	Wistron Corp.	2,367

2,198	WPG Holdings Ltd	3,010
	Total Information Technology	6,055,727

	Materials – 7.9%

82	Anglo American Platinum Ltd, (2)	2,282

84	Asian Paints Limited	1,533

947	Duratex SA, (WI/DD)	2,767

60,346	Empresas CMPC SA	193,512

67,707	Eregli Demir ve Celik Fabrikalari TAS	158,721

219	Fibria Celulose S.A, (WI/DD)	3,504

83	Hanwha Chemical Corp.	2,256

13	Hyosung Corporation	1,561

44	NUVEEN

Shares	Description (1)	Value

	Materials (continued)

1,089	Impala Platinum Holdings Limited	$3,020

2,837	Indorama Ventures PCL, (2)	3,928

3,258	Industrias Penoles, S.A.B. de C.V.	76,127

6,762	KGHM Polska Miedz Spolka Akcyjna	228,475

387	Klabin SA, (WI/DD)	2,236

28	Kumho Petrochemical Co Ltd	1,734

1,094	LG Chem Limited	394,010

156	LG Chem Limited	36,133

742	Lotte Chemical Corp.	244,717

65	Mondi Ltd	1,559

110,412	Nan Ya Plastics Corp.	272,374

79,021	Nine Dragons Paper Holdings Limited	145,041

28	OCI Company Limited	2,824

5,652	PhosAgro PJSC, GDR	77,715

1,164	PTT Global Chemical PCL, (2)	2,803

168,786	Sinopec Shanghai Petrochemical Co., Ltd	100,599

505	Suzano Papel e Celulose S.A, (WI/DD)	3,138

1,414	Synthos SA	1,916

855	Taiwan Fertilizer Co Ltd	1,117

209	UPL Limited	2,578
	Total Materials	1,968,180

	Real Estate – 1.8%

2,928	Ayala Land Inc.	2,450

255	Barwa Real Estate Company, (WI/DD)	2,102

585	BR Malls Participacoes, (WI/DD)	2,268

14,976	Bumi Serpong Damai PT	1,899

1,216	Central Pattana PCL, (2)	2,910

56,997	China Vanke Co Ltd	202,731

2,243	DAMAC Properties Dubai Co PJSC	2,412

27,607	Emaar Malls PJSC	17,364

786	Emaar Properties PJSC	1,774

2,855	Emlak Konut Gayrimenkul Yatirim Ortakligi AS, (2)	1,985

2,043	Fortress REIT Ltd	2,446

668	Fortress REIT Ltd	1,897

768	Growthpoint Properties Ltd	1,331

189	Hyprop Investments Ltd	1,421

5,260	IOI Properties Group Bhd	2,473

36,830	Lippo Karawaci Tbk PT	1,874

30,206	Megaworld Corporation	3,119

NUVEEN	45

Nushares ESG Emerging Markets Equity ETF (NUEM) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Real Estate (continued)

72	Multiplan Empreendimentos Imobiliarios SA, (WI/DD)	$1,574

147	NEPI Rockcastle plc	2,055

46,326	PT Pakuwon Jati Tbk	2,152

1,927	Redefine Properties Ltd	1,446

174	Resilient REIT Ltd	1,733

2,658	Ruentex Development Co Ltd, (2)	2,728

145,216	Sino-Ocean Group Holding Ltd	94,741

45,903	SM Prime Holdings Inc.	32,899

99,955	SOHO China Ltd, (2)	57,909
	Total Real Estate	449,693

	Telecommunication Services – 4.9%

327	Advanced Info Service PCL, (2)	1,915

7,437	Asia Pacific Telecom Co Ltd, (2)	2,461

129,721	Axiata Group Berhad	165,158

47,910	Bharti AirTel Limited	368,361

434	Bharti Infratel Limited	2,961

15,311	Chunghwa Telecom Co., Ltd	52,290

849	DiGi.com BHD	1,003

8,543	Emirates Telecommunications Group Co PJSC	41,521

262	Empresa Nacional De Telecomunicaciones SA	3,033

937	Far EasTone Telecommunications Co Ltd	2,200

56	Globe Telecom, Inc.	2,215

5,319	Hellenic Telecommunications Organization	63,203

69,750	Idea Cellular Ltd, (2)	99,879

1,549	Maxis Bhd	2,177

4,079	MTN Group Limited	35,413

166	O2 Czech Republic AS	2,022

63	Ooredoo QSC, (WI/DD)	1,486

1,300	Orange Polska SA, (2)	2,004

98,841	Orascom Telecom Holding SAE, (2)	37,605

1,058,753	PT Telekomunikasi Indonesia Persero Tbk	314,601

10	SK Telecom Company Limited	2,356

912	Taiwan Mobile Co Ltd	3,251

147	Telefonica Brasil SA, (WI/DD)	2,269

1,606	Telekom Malaysia BHD	2,409

828	Telkom SA Limited	3,101

15,184	True Corp PCL, (2)	2,811

649	Turkcell Iletism Hizmetleri SA	2,422

192	Vodacom Group Limited	2,085

46	NUVEEN

Shares	Description (1)	Value

	Telecommunication Services (continued)

8,796	XL Axiata Tbk Pt, (2)	$2,192
	Total Telecommunication Services	1,224,404

	Utilities – 1.6%

3,942	Aboitiz Power Corp.	3,245

232,580	Beijing Enterprises Water Group	195,262

153,264	China Longyuan Power Group Corporation	113,546

1,404	Companhia Energetica de Minas Gerais, (WI/DD)	3,318

252	Companhia Paranaense de Energia-Copel, (WI/DD)	1,925

288	CPFL Energia SA, (WI/DD)	2,421

523	EDP Energias do Brasil S.A, (WI/DD)	2,302

136	Engie Brasil Energia SA, (WI/DD)	1,488

128	Equatorial Energia SA, (WI/DD)	2,387

232,452	Huaneng Renewables Corp Ltd	79,850

30	Qatar Electricity and Water Company, (WI/DD)	1,508

335	Transmissora Alianca de Energia Eletrica SA, (WI/DD)	2,099

8,113	YTL Power International Berhad	2,491
	Total Utilities	411,842
	Total Common Stocks (cost $23,794,707)	24,950,748

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

21	1China Literature Ltd	$—

173	Companhia Energetica de Minas Gerais	62
	Total Common Stock Rights (cost $–)	62
	Total Long-Term Investments (cost $23,794,707)	24,950,810
	Other Assets Less Liabilities – (0.1)%	(33,833)
	Net Assets – 100%	$24,916,977

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

REIT	Real Estate Investment Trust.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	47

Nushares ESG International Developed Markets Equity ETF (NUDM)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.6%

	COMMON STOCKS – 98.6%

	Consumer Discretionary – 11.8%

63	Accor SA	$3,144

263	Adidas-Salomon AG	58,534

73	Aisin Seiki Company Limited	3,752

4,872	Barratt Developments PLC	42,345

1,782	Bayerische Motoren Werke AG	181,645

884	Bayerische Motoren Werke AG	77,154

588	Benesse Holdings Inc.	19,845

75	Berkely Group Holdings	3,726

207	British Sky Broadcasting PLC, (2)	2,592

570	Burberry Group PLC	14,397

1,325	Cie Financierre Richemont	122,291

2,250	Compass Group PLC	49,390

4,070	Daimler AG	338,011

3,169	Denso Corporation	172,687

432	Eutelsat Communications	10,825

235	Fast Retailing Company Limited	77,782

2,043	Hennes & Mauritz AB	51,296

12,783	Honda Motor Company Limited	396,326

1,704	Industria de Diseno Textil SA	63,711

1,737	ITV PLC	3,794

279	Kering	127,896

13,241	Kingfisher plc	54,966

9,316	Marks and Spencer Group PLC	42,569

12,089	Matsushita Electric Industrial Co., Ltd	180,915

415	Next PLC	27,120

362	Oriental Land Company Limited	28,844

11,152	Pearson PLC	104,183

45	Renault SA	4,463

199	Schibsted ASA, Class B Shares	4,658

1,647	Sekisui House, Ltd.	30,598

1,721	SES SA	27,988

13,591	Shangri-La Asia Ltd	27,036

3,808	Sony Corporation	147,890

4,321	Taylor Wimpey PLC	11,447

5,986	TUI AG	108,108

48	NUVEEN

Shares	Description (1)	Value

	Consumer Discretionary (continued)

3,430	Vivendi Universal S.A	$85,210

1,360	Whitbread PLC	66,696

2,269	WPP Group PLC	40,195
	Total Consumer Discretionary	2,814,029

	Consumer Staples – 11.2%

7,392	Aeon Corporation, Limited	113,876

5,841	Ajinomoto Co Inc.	117,020

5,601	Associated British Foods PLC	247,829

876	Casino Guichard-Perrachon S.A	50,040

3,583	Coca-Cola Amatil Limited	22,390

3,510	Coca-Cola European Partners PLC	143,993

2,206	Coca-Cola HBC AG	74,555

3,916	Groupe Danone	319,975

973	Henkel AG and CO KGaA	122,644

15,588	J. Sainsbury PLC	50,198

1,026	Jeronimo Martins SGPS	18,646

1,227	KAO Corporation	73,817

288	Koninklijke Ahold Delhaize NV	5,420

324	L’Oreal	72,111

8,382	Nestle SA	705,507

1,488	Essitty Aktiebolag	44,488

3,531	Orkla ASA	34,503

495	Tate and Lyle PLC	4,250

40,032	Tesco PLC	96,433

6,039	Unilever NV	342,392

111	Unilever NV	6,453
	Total Consumer Staples	2,666,540

	Energy – 3.0%

4,204	Caltex Australia Limited	110,434

3,692	Enagas	106,364

1,128	Koninklijke Vopak NV	48,850

2,081	Neste Oil OYJ	115,952

3,018	Showa Shell Sekiyu K.K	35,378

36,985	Snam Rete Gas S.p.A	188,974

7,678	Tenaris SA	105,098
	Total Energy	711,050

	Financials – 20.2%

8,274	3I Group PLC	105,589

23,913	Aegon N.V.	141,182

NUVEEN	49

Nushares ESG International Developed Markets Equity ETF (NUDM) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Financials (continued)

1,001	Aeon Financial Service Co Ltd	$21,380

1,489	Allianz AG ORD Shares	345,795

792	Amp Limited	3,018

11,387	Australia and New Zealand Banking Group Limited	261,231

6,545	Aviva PLC	43,892

7,013	AXA	211,843

18,533	Banco Bilbao Vizcaya Argentaria S.A	162,206

9,525	Bank Hapoalim BM	67,423

1,263	Bank Leumi le-Israel B.M	6,985

22,813	BOC Hong Kong Holdings Limited	108,629

1,173	CNP Assurances	27,296

10,532	Commerzbank AG, (2)	144,348

2,453	Commonwealth Bank of Australia	146,009

2,000	DBS Group Holdings Limited	33,441

8,830	DnB NOR ASA	169,976

362	Hang Seng Bank	8,570

7,338	Hong Kong Exchanges and Clearing Limited	204,288

6,526	Intesa Sanpaolo, (2)	20,587

31,781	IntesaSanpaolo SpA	106,849

4,168	Investec PLC	28,532

2,468	KBC Group NV	205,023

120	Kinnevik AB	3,938

82	London Stock Exchange Group	4,095

7,040	Mitsubishi UFJ Lease & Finance Company Limited	36,802

4,437	Mitsui Sumitomo Insurance Company Limited	149,748

18	Muenchenener Rueckver AG	4,027

8,884	National Australia Bank Limited	222,474

12,844	Natixis SA	100,728

126	NN Group NV	5,278

66,727	Banco Santander S.A.	452,643

2,745	Old Mutual PLC	6,962

4,917	Prudential Corporation PLC	120,927

7,896	Resona Holdings, Inc.	42,263

372	Skandinaviska Enskilda Banken	4,586

264	Sompo Japan Nipponkoa Holdings Inc.	10,546

21,394	Standard Chartered PLC	213,190

3,177	Sumitomo Mitsui Trust Holdings	124,278

518	Swiss Re AG	48,770

2,826	T&D Holdings Inc.	43,486

50	NUVEEN

Shares	Description (1)	Value

	Financials (continued)

3,952	Tokio Marine Holdings Inc.	$168,855

12,378	UBS Group AG	210,853

18	Wendel SA	3,036

9,552	Westpac Banking Corporation	241,619

9	Zurich Financial Services AG	2,749
	Total Financials	4,795,945

	Health Care – 10.6%

6,005	Al Noor Hospitals Group PLC	46,411

8,164	Astellas Pharma Inc.	108,382

6,192	Astrazeneca PLC	413,765

1,982	Chugai Pharmaceuticals Company	94,190

46	Coloplast A/S	4,047

10,002	Convatec Group PLC	26,020

504	Dainippon Pharmaceutical Company Limited	7,172

855	Eisai Company, Limited	47,381

804	Essilor International SA	101,811

154	H. Lundbeck A/S	9,152

5,718	Healthscope Limited	8,593

2,974	Koninklijke Philips Electronics NV	121,104

3,962	Kyowa Hakko Kirin Company Limited	72,803

18	Lonza AG	4,785

100	Merck KGaA	10,705

5,913	Novo Nordisk AS, Class B	294,187

1,918	Ramsay Health Care Limited	98,400

2,178	Roche Holdings AG, Sponsored ADR	503,641

4,052	Sanofi-Synthelabo, SA	383,719

254	Shionogi & Company Limited	13,606

209	Sonic Healthcare Limited	3,489

937	Suzuken Co Limited	33,603

1,081	Sysmex Corporation	73,538

442	UCB SA	32,177
	Total Health Care	2,512,681

	Industrials – 15.9%

9,597	ABB Limited	251,093

363	Abertis Infraestructuras S.A	7,853

387	Adecco Group	30,729

21	Aeroports de Paris	3,537

165	Alfa Laval AB	4,180

243	Assa Abloy AB B	5,129

NUVEEN	51

Nushares ESG International Developed Markets Equity ETF (NUDM) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Industrials (continued)

435	Atlas Copco AB, Class A Shares	$19,080

3,249	Atlas Copco AB, Class B Shares	129,039

110	Bouygues SA	5,281

6,706	Brambles Limited	48,642

129	Bunzl PLC	4,017

10,704	Capita PLC	74,483

4,460	Compagnie de Saint-Gobain	261,654

2,226	Daikin Industries Limited	244,286

81	Deutsche Post AG	3,710

91	DCC PLC	8,628

3,236	East Japan Railway Company	312,408

1,019	Edenred SA	29,380

192	Eiffage SA	20,061

1,487	Ferrovial SA	32,307

138	Fraport AG	13,096

74	GEA Group AG	3,569

496	Hino Motors, Ltd	6,334

19	Hochteif AG	3,353

290	IMI PLC	4,706

135	Intertek Group PLC	9,726

1,189	Kawasaki Heavy Industries Limited	41,123

11,430	Komatsu, Ltd	371,880

641	Meggitt PLC	4,414

16,030	MTR Corporation	92,870

243	NGK Insulators Ltd	4,758

48	Nippon Express Company Limited	3,029

9,975	CNH Industrial NV	127,476

425	Obayashi Corporation	5,536

56	Osram Licht AG	4,285

1,188	Randstad Holding NV	73,101

4,448	Reed Elsevier PLC	102,363

4,024	Rexel SA	71,840

739	Sandvik AB	13,497

3,821	Schneider Electric SE	335,849

3,278	Siemens AG, Sponsored ADR	467,791

174	SKF, AB	4,047

8,649	Sydney Airport	47,151

182	Tokyu Corporation	2,739

14,157	Transurban Group	131,670

52	NUVEEN

Shares	Description (1)	Value

	Industrials (continued)

2,621	Travis Perkins PLC	$52,904

273	Vesta Wind Systems A/S	24,083

10,872	Volvo AB, Class B Shares	215,445

469	West Japan Railway Company	32,908

117	Wolseley PLC	8,180
	Total Industrials	3,775,220

	Information Technology – 6.2%

1,163	ASML Lithography Holding NV	209,729

262	Computershare Ltd	3,130

9,288	Ericsson LM, Class B Shares	58,467

13,224	Fujitsu Limited	102,226

3,566	Kyocera Corporation	236,719

812	Murata Manufacturing Company, Limited	126,413

353	Nintendo Co., Ltd.	136,068

7,400	Nokia Oyj	36,345

72	Nomura Research Institute, Ltd	3,032

533	Omron Corporation	29,645

2,947	SAP SE	335,277

6,168	STMicroelectronics NV	145,145

1,308	Yaskawa Electric Corporation	46,505
	Total Information Technology	1,468,701

	Materials – 8.2%

766	AKZO Nobel NV	69,371

6,419	Antofagasta PLC	81,363

20,262	Asahi Kasei Corporation	244,114

4,413	Boliden AB	154,448

10,712	Boral Limited	58,726

45	Christian Hansen Holding A/S	3,938

1,874	CRH PLC	70,667

306	Daicel Corporation	3,786

2,613	Evonik Industries AG	95,217

1,638	Fletcher Building Ltd	8,259

1	Givaudan SA	2,235

569	Hitachi Chemical Company, Ltd	16,099

3,449	Hitachi Metals Limited	44,376

127	Johnson Matthey PLC	5,702

3,106	K+S AG	75,334

433	Kaneka Corporation	3,551

5,015	Kobe Steel, Ltd	41,928

NUVEEN	53

Nushares ESG International Developed Markets Equity ETF (NUDM) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Materials (continued)

82	Koninklijke DSM NV	$6,996

3,304	Kuraray Company Limited	64,638

738	Mondi PLC	17,846

957	Nitto Denko Corporation	88,474

3,387	Stora Enso Oyj, Class R Shares	52,991

25,257	Sumitomo Chemical Company, Limited	176,486

3,988	Sumitomo Metal Mining Company, Limited	156,389

12,155	Toray Industries Inc.	122,320

2,306	Umicore	103,076

2,253	UPM-Kymmene Corporation	67,716

1,848	Voestalpine AG	101,689
	Total Materials	1,937,735

	Real Estate – 3.4%

262	Azrieli Group Ltd	14,788

13,107	British Land and Company PLC	104,607

37,341	Capitaland Limited	100,588

1,944	City Developments Limited	18,464

101	Daiwa House Industry Company Limited	3,680

1,020	Deutsche Wohnen Ag	43,448

2,990	Hammerson PLC	20,806

6,750	Hysan Development Company	32,617

14,401	Intu Properties PLC	41,307

8,806	Land Securities Group PLC	112,963

6,671	Mitsubishi Estate Company Limited	120,087

5,645	Mitsui Fudosan Co., Ltd	130,456

272	Nomura Real Estate Holdings, Inc.	5,951

630	SEGRO PLC	4,543

12,552	Swire Properties Limited	42,393
	Total Real Estate	796,698

	Telecommunication Services – 4.5%

28,981	BT Group PLC	100,177

6,372	KDDI Corporation	169,576

5,590	NTT Mobile Communications	134,843

983	Orange S.A	16,129

71,541	Singapore Telecommunications Limited	196,916

180	Telenor ASA	3,817

13,446	Telstra Corporation Limited	36,496

142,614	Vodafone Group PLC	408,312
	Total Telecommunication Services	1,066,266

54	NUVEEN

Shares	Description (1)	Value

	Utilities – 3.6%

17,875	APA Group	$117,320

2,227	Dong Energy A/S	124,815

1,362	Mercury NZ Ltd	3,070

20,657	Meridian Energy Limited	40,331

28,325	National Grid PLC	340,785

5,878	Suez Environment Company	103,398

2,414	Terna-Rete Elettrica Nazionale SpA	14,567

10,956	United Utilities PLC	121,193
	Total Utilities	865,479
	Total Common Stocks (cost $22,822,837)	23,410,344

Shares	Description (1)	Value

	COMMON STOCK RIGHTS – 0.0%

44,485	Banco Santander SA	$2,125

992	Ferrovial SA	477
	Total Common Stock Rights (cost $2,561)	2,602
	Total Long-Term Investments (cost $22,825,398)	23,412,946
	Other Assets Less Liabilities – 1.4%	342,240
	Net Assets – 100%	$23,755,186

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	55

Nushares ESG Large-Cap Growth ETF (NULG)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Consumer Discretionary – 19.7%

64	Aramark Holdings Corporation	$2,796

353	CarMax, Inc., (2)	26,510

1,137	Expedia, Inc.	141,738

338	Liberty Broadband Corporation, Class C Shares, (2)	29,504

127	Liberty Global PLC Class A, (2)	3,918

3,663	Liberty Global PLC Class C, (2)	109,487

78	Liberty Sirius Group, Class A Shares, (2)	3,253

2,274	Liberty Sirius Group, Class C Shares, (2)	94,712

4,494	LKQ Corporation, (2)	169,379

5,615	Lowe’s Companies, Inc.	448,919

62	Michael Kors Holdings Limited, (2)	3,026

2,603	NetFlix.com Inc., (2)	511,307

5,730	Nike, Inc., Class B	315,093

78	Nordstrom, Inc.	3,093

259	Priceline Group Incorporated, (2)	495,198

1,409	Ross Stores, Inc.	89,457

21,744	Sirius XM Holdings Inc.	118,287

8,351	Starbucks Corporation	457,969

609	Tesla Motors Inc., (2)	201,902

4,401	Time Warner Inc.	432,574

4,545	TJX Companies, Inc.	317,241

512	Ulta Beauty, Inc., (2)	103,316

258	Vail Resorts, Inc.	59,087

6,044	Walt Disney Company	591,164

688	Wyndham Worldwide Corporation	73,513
	Total Consumer Discretionary	4,802,443

	Consumer Staples – 5.5%

3,808	Colgate-Palmolive Company	268,274

4,353	Kraft Heinz Company	336,617

7,538	Mondelez International Inc.	312,299

3,890	PepsiCo, Inc.	428,795
	Total Consumer Staples	1,345,985

	Energy – 1.6%

1,040	Baker Hughes a GE Co	32,687

8,224	Halliburton Company	351,494

56	NUVEEN

Shares	Description (1)	Value

	Energy (continued)

914	Weatherford International PLC, (2)	$3,172
	Total Energy	387,353

	Financials – 5.5%

34	AON PLC	4,877

9,727	Charles Schwab Corporation	436,159

1,088	First Republic Bank of San Francisco	105,971

1,792	Marsh & McLennan Companies, Inc.	145,027

338	Moody’s Corporation	48,135

175	Progressive Corporation	8,514

2,354	S&P Global, Inc.	368,330

2,146	TD Ameritrade Holding Corporation	107,279

1,074	Voya Financial Inc.	43,132

1,888	XL Group Limited	76,407
	Total Financials	1,343,831

	Health Care – 13.5%

2,751	AbbVie Inc.	248,278

528	Align Technology, Inc., (2)	126,181

608	AmerisourceBergen Corporation	46,786

1,665	Becton, Dickinson and Company	347,436

7,680	Bristol-Myers Squibb Company	473,549

3,634	Celgene Corporation, (2)	366,925

1,312	Centene Corporation, (2)	122,895

1,648	CIGNA Corporation	325,019

15	Cooper Companies, Inc.	3,604

1,874	Edwards Lifesciences Corporation, (2)	191,579

943	Eli Lilly and Company	77,269

2,545	HCA Holdings Inc., (2)	192,529

1,182	Humana Inc.	301,824

1,313	Idexx Labs Inc., (2)	218,181

64	Patterson Companies, Inc.	2,368

703	Veeva Systems Inc., Class A Shares, (2)	42,841

832	Vertex Pharmaceuticals Inc., (2)	121,663

1,408	Zoetis Incorporated	89,859
	Total Health Care	3,298,786

	Industrials – 11.6%

228	Acuity Brands Inc.	38,122

143	AMERCO	56,147

2,882	C.H. Robinson Worldwide, Inc.	226,323

3,710	Expeditors International of Washington, Inc.	216,590

NUVEEN	57

Nushares ESG Large-Cap Growth ETF (NULG) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Industrials (continued)

446	Fastenal Company	$20,949

48	Flowserve Corporation	2,115

1,326	Fortive Corporation	95,817

48	Fortune Brands Home & Security	3,171

6,542	IHS Markit Limited, (2)	278,755

2,748	Illinois Tool Works, Inc.	430,117

3,616	Ingersoll Rand Company Limited, Class A	320,378

17	Lennox International Inc.	3,249

5,135	Masco Corporation	204,476

31	Middleby Corporation, (2)	3,593

834	Rockwell Automation, Inc.	167,484

606	Rockwell Collins, Inc.	82,174

1,471	Roper Technologies, Inc.	379,768

78	Sensata Technologies, (2)	3,815

208	Smith AO Corporation	12,314

31	Snap-on Incorporated	4,891

32	Stanley Black & Decker Inc.	5,170

721	TransDigm Group Inc., (2)	200,078

287	United Rentals Inc., (2)	40,605

16	W.W. Grainger, Inc.	3,163

464	Xylem Inc.	30,870
	Total Industrials	2,830,134

	Information Technology – 36.6%

3,502	Accenture Limited	498,545

2,929	Adobe Systems Incorporated, (2)	513,044

751	Alphabet Inc., Class A, (2)	775,813

817	Alphabet Inc., Class C Shares, (2)	830,595

12,125	Apple, Inc.	2,049,610

2,943	Applied Materials, Inc.	166,073

1,694	Autodesk, Inc., (2)	211,682

1,360	Cognizant Technology Solutions Corporation, Class A	102,911

2,672	Dell Technologies Incorporated – VMware Incorporated, (2)	221,161

1,646	Intuit, Inc.	248,579

18	Lam Research Corporation	3,754

11,504	Microsoft Corporation	956,903

2,815	NVIDIA Corporation	582,170

12,207	Oracle Corporation	621,336

4,510	Salesforce.com, Inc., (2)	461,553

2,352	Symantec Corporation	76,440

58	NUVEEN

Shares	Description (1)	Value

	Information Technology (continued)

3,074	Texas Instruments Incorporated	$297,225

2,674	Workday Inc., Class A, (2)	296,787
	Total Information Technology	8,914,181

	Materials – 1.8%

1,807	Ball Corporation	77,574

2,559	Ecolab Inc.	334,359

128	PPG Industries, Inc.	14,879

79	Sealed Air Corporation	3,494
	Total Materials	430,306

	Real Estate – 2.5%

2,910	American Tower Corporation, REIT	418,080

2,623	Prologis Inc.	169,393

641	UDR Inc.	24,864
	Total Real Estate	612,337

	Telecommunication Services – 0.9%

3,737	Level 3 Communications Inc., (2)	200,415

641	Zayo Group Holdings, Inc., (2)	23,114
	Total Telecommunication Services	223,529

	Utilities – 0.5%

1,248	American Water Works Company	109,524
	Total Long-Term Investments (cost $23,128,599)	24,298,409
	Other Assets Less Liabilities – 0.3%	81,373
	Net Assets – 100%	$24,379,782

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	59

Nushares ESG Large-Cap Value ETF (NULV)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Consumer Discretionary – 4.6%

1,294	Autoliv Inc.	$161,569

61	BorgWarner Inc.	3,216

77	D.R. Horton, Inc.	3,404

22	Darden Restaurants, Inc.	1,810

1,002	Delphi Automotive PLC	99,579

102	Gap, Inc.	2,651

56	Garmin Limited	3,170

22	Genuine Parts Company	1,941

80	Goodyear Tire & Rubber Company	2,447

76	Kohl’s Corporation	3,174

55	Lennar Corporation, Class A	3,062

23	Liberty Broadband Corporation, Class C Shares, (2)	2,008

7,383	Macy’s, Inc.	138,505

2,300	Newell Brands Inc.	93,794

102	PulteGroup Inc.	3,083

2,143	Royal Caribbean Cruises Limited	265,239

55	Signet Jewelers Limited	3,606

14,023	Sirius XM Holdings Inc.	76,285

59	Tapestry Inc.	2,416

6,657	Target Corporation	393,029

22	Tiffany & Co.	2,060

75	Toll Brothers Inc.	3,453

18	Whirlpool Corporation	2,951
	Total Consumer Discretionary	1,272,452

	Consumer Staples – 10.2%

38	Bunge Limited	2,614

17,296	Coca-Cola Company	795,270

7,158	General Mills, Inc.	371,643

4,879	Kellogg Company	305,084

21	Kimberly-Clark Corporation	2,363

4,563	PepsiCo, Inc.	502,979

9,897	Procter & Gamble Company	854,507
	Total Consumer Staples	2,834,460

	Energy – 6.5%

81	Baker Hughes a GE Co	2,546

61	Helmerich & Payne Inc.	3,313

60	NUVEEN

Shares	Description (1)	Value

	Energy (continued)

7,016	National-Oilwell Varco Inc.	$239,877

7,395	ONEOK, Inc.	401,327

8,679	Schlumberger Limited	555,456

1,858	Targa Resources Corporation	77,107

6,216	Valero Energy Corporation	490,380

11,518	Weatherford International PLC, (2)	39,967
	Total Energy	1,809,973

	Financials – 26.2%

676	Ace Limited	101,954

11,164	Ally Financial Inc.	291,715

5,758	American Express Company	550,004

7,624	American International Group, Inc.	492,587

20	Ameriprise Financial, Inc.	3,131

22	Arch Capital Group Limited, (2)	2,192

40	Arthur J. Gallagher & Co.	2,533

40	Axis Capital Holdings Limited	2,176

8,902	Bank New York Mellon	458,008

38,821	Bank of America Corporation	1,063,307

7,136	BB&T Corporation	351,377

1,096	BlackRock Inc.	516,030

159	CIT Group Inc.	7,413

11,239	Citizens Financial Group Inc.	427,194

1,720	CME Group, Inc.	235,932

9,001	Fifth Third Bancorp.	260,129

20,836	KeyCorp.	380,257

40	Lincoln National Corporation	3,031

200	Loews Corporation	9,902

2,383	M&T Bank Corporation	397,413

9,318	MetLife, Inc.	499,258

8,841	New York Community Bancorp Inc.	111,043

160	People’s United Financial, Inc.	2,986

3,814	PNC Financial Services Group, Inc.	521,717

40	Principal Financial Group, Inc.	2,634

4,175	Prudential Financial, Inc.	461,171

7,518	Regions Financial Corporation	116,379

40	State Street Corporation	3,680

20	Travelers Companies, Inc.	2,649

100	Voya Financial Inc.	4,016

60	XL Group Limited	2,428
	Total Financials	7,284,246

NUVEEN	61

Nushares ESG Large-Cap Value ETF (NULV) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Health Care – 12.7%

42	Agilent Technologies, Inc.	$2,857

1,935	Becton, Dickinson and Company	403,776

4,719	Cardinal Health, Inc.	292,106

3,023	Eli Lilly and Company	247,705

1,597	Envision Healthcare Corporation, (2)	68,032

7,798	Gilead Sciences, Inc.	584,538

9,176	Johnson & Johnson	1,279,226

12,115	Merck & Company Inc.	667,415

23	Quest Diagnostics Incorporated	2,157
	Total Health Care	3,547,812

	Industrials – 9.5%

40	AGCO Corporation	2,743

4,374	Caterpillar Inc.	593,989

3,035	Deere & Company	403,291

5,722	Eaton PLC	457,874

58	Fastenal Company	2,724

58	Flowserve Corporation	2,556

10,955	Johnson Controls International PLC	453,427

40	Macquarie Infrastructure Corporation	2,782

3,523	Norfolk Southern Corporation	462,993

40	PACCAR Inc.	2,869

19	Parker Hannifin Corporation	3,470

3,256	Waste Management, Inc.	267,546
	Total Industrials	2,656,264

	Information Technology – 12.3%

23,037	Hewlett Packard Enterprise Co	320,675

17,402	HP Inc.	375,013

21,138	Intel Corporation	961,568

4,163	International Business Machines Corporation (IBM)	641,352

13,679	Microsoft Corporation	1,137,819
	Total Information Technology	3,436,427

	Materials – 4.6%

2,701	Air Products & Chemicals Inc.	430,620

38	Avery Dennison Corporation	4,034

64	Ball Corporation	2,748

36	FMC Corporation	3,343

1,980	International Paper Company	113,395

8,296	Mosaic Company	185,333

621	PPG Industries, Inc.	72,185

62	NUVEEN

Shares	Description (1)	Value

	Materials (continued)

3,215	Praxair, Inc.	$469,776
	Total Materials	1,281,434

	Real Estate – 2.7%

20	Boston Properties, Inc.	2,424

40	Camden Property Trust	3,650

100	Duke Realty Corporation	2,848

15	Essex Property Trust Inc.	3,936

20	Federal Realty Investment Trust	2,410

1,678	Health Care Property Investors Inc.	43,360

75	Iron Mountain Inc.	3,000

21	Jones Lang LaSalle Inc.	2,719

10,415	Kimco Realty Corporation	189,136

62	Liberty Property Trust	2,659

41	Regency Centers Corporation	2,524

64	UDR Inc.	2,483

1,440	Vornado Realty Trust	107,798

5,318	Welltower Inc.	356,093

840	Weyerhaeuser Company	30,164
	Total Real Estate	755,204

	Telecommunication Services – 3.9%

13,635	CenturyLink Inc.	258,929

16,979	Verizon Communications Inc.	812,785
	Total Telecommunication Services	1,071,714

	Utilities – 6.6%

119	American Water Works Company	10,443

2,222	CMS Energy Corporation	107,478

4,679	Consolidated Edison, Inc.	402,628

4,919	Edison International	393,274

5,999	Eversource Energy	375,777

3,302	Scana Corporation	142,448

3,379	Sempra Energy	397,033
	Total Utilities	1,829,081
	Total Long-Term Investments (cost $26,930,146)	27,779,067
	Other Assets Less Liabilities – 0.2%	48,641
	Net Assets – 100%	$27,827,708

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	63

Nushares ESG Mid-Cap Growth ETF (NUMG)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Consumer Discretionary – 15.0%

227	Advance Auto Parts, Inc.	$18,555

9,210	Aramark Holdings Corporation	402,385

5,804	CarMax, Inc., (2)	435,880

1,260	Discovery Communications Inc., Class A Shares, (2)	23,789

14,233	Discovery Communications Inc., Class C Shares, (2)	253,490

2,089	Foot Locker, Inc.	62,837

1,635	Hasbro, Inc.	151,385

3,254	Liberty Broadband Corporation, Class C Shares, (2)	284,042

10,875	LKQ Corporation, (2)	409,879

2,368	Lululemon Athletica Inc., (2)	145,656

2,581	Nordstrom, Inc.	102,337

1,118	Polaris Industries Inc.	132,405

914	Scripps Networks Interactive, Class A Shares	76,118

133	Tiffany & Co.	12,451

4,154	Tractor Supply Company	250,320

3,297	Under Armour Inc., Class C Shares, (2)	38,014

3,014	Under Armour, Inc., (2)	37,735

1,581	Vail Resorts, Inc.	362,081
	Total Consumer Discretionary	3,199,359

	Consumer Staples – 3.4%

3,794	Dr. Pepper Snapple Group	324,994

3,899	McCormick & Company, Incorporated	388,067
	Total Consumer Staples	713,061

	Energy – 2.4%

3,312	Core Laboratories NV	330,869

54,660	Weatherford International PLC, (2)	189,670
	Total Energy	520,539

	Financials – 5.9%

6,766	E*Trade Group Inc., (2)	294,930

4,168	First Republic Bank of San Francisco	405,963

16	Signature Bank, (2)	2,080

7,079	Voya Financial Inc.	284,293

6,556	XL Group Limited	265,321
	Total Financials	1,252,587

64	NUVEEN

Shares	Description (1)	Value

	Health Care – 14.7%

1,161	Align Technology, Inc., (2)	$277,456

1,574	Cooper Companies, Inc.	378,169

4,712	Henry Schein Inc., (2)	370,363

2,593	Idexx Labs Inc., (2)	430,879

299	Jazz Pharmaceuticals, Inc., (2)	42,317

2,549	Medax Inc., (2)	111,621

603	Mettler-Toledo International Inc., (2)	411,626

5,038	ResMed Inc.	424,099

2,114	Tesaro Inc., (2)	244,738

3,495	Varian Medical Systems, Inc., (2)	364,144

450	Waters Corporation, (2)	88,222
	Total Health Care	3,143,634

	Industrials – 22.0%

1,620	Acuity Brands Inc.	270,864

600	AMERCO	235,584

4,592	C.H. Robinson Worldwide, Inc.	360,610

5,610	Expeditors International of Washington, Inc.	327,512

4,789	Fastenal Company	224,939

89	Flowserve Corporation	3,922

239	HD Supply Holdings Inc., (2)	8,458

659	Lennox International Inc.	125,955

10,517	Masco Corporation	418,787

793	Middleby Corporation, (2)	91,909

7,183	Robert Half International Inc.	371,864

2,354	Rockwell Collins, Inc.	319,202

7,738	Sensata Technologies, (2)	378,466

2,424	Snap-on Incorporated	382,459

2,894	United Rentals Inc., (2)	409,443

1,192	W.W. Grainger, Inc.	235,658

2,408	WABCO Holdings Inc.	355,348

2,655	Xylem Inc.	176,637
	Total Industrials	4,697,617

	Information Technology – 25.5%

30,057	Advanced Micro Devices, Inc., (2)	330,176

7,545	Akamai Technologies, Inc., (2)	394,226

2,669	Ansys Inc., (2)	364,879

913	Arista Networks Inc., (2)	182,500

4,619	Broadridge Financial Solutions, Inc.	396,864

9,928	Cadence Design Systems, Inc., (2)	428,492

NUVEEN	65

Nushares ESG Mid-Cap Growth ETF (NUMG) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Information Technology (continued)

4,336	Citrix Systems, (2)	$358,197

6,374	CommScope Holding Company Inc., (2)	204,860

1,440	F5 Networks, Inc., (2)	174,629

8,219	FLIR Systems Inc.	384,814

4,395	Fortinet Inc., (2)	173,207

2,218	Gartner Inc., (2)	277,938

596	Red Hat, Inc., (2)	72,015

10,228	Sabre Corporation	200,060

4,269	ServiceNow Inc., (2)	539,473

1,843	Splunk Inc., (2)	124,034

9,570	Trimble Navigation Limited, (2)	391,222

3,986	Workday Inc., Class A, (2)	442,406
	Total Information Technology	5,439,992

	Materials – 3.4%

10,802	Axalta Coating Systems Limited, (2)	359,166

2,428	International Flavors & Fragrances Inc.	357,936
	Total Materials	717,102

	Real Estate – 6.1%

1,330	Alexandria Real Estate Equities Inc.	164,867

2,557	CBRE Group Inc., (2)	100,541

12,407	Host Hotels & Resorts Inc.	242,681

3,143	SBA Communications Corporation, (2)	494,017

7,845	UDR Inc.	304,307
	Total Real Estate	1,306,413

	Telecommunication Services – 1.5%

8,878	Zayo Group Holdings, Inc., (2)	320,141
	Total Long-Term Investments (cost $20,535,422)	21,310,445
	Other Assets Less Liabilities – 0.1%	19,565
	Net Assets – 100%	$21,330,010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

66	NUVEEN

Nushares ESG Mid-Cap Value ETF (NUMV)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Consumer Discretionary – 15.5%

2,886	Autoliv Inc.	$360,346

84	AutoNation Inc., (2)	3,982

8,181	Best Buy Co., Inc.	457,972

4,347	Darden Restaurants, Inc.	357,628

11,557	Gap, Inc.	300,366

6,851	Garmin Limited	387,835

14,282	Hanesbrands Inc.	321,345

1,479	Hasbro, Inc.	136,941

3,327	Liberty Broadband Corporation, Class C Shares, (2)	290,414

16,304	Mattel, Inc.	230,213

203	PVH Corporation	25,742

3,706	Signet Jewelers Limited	243,002

4,961	Tapestry Inc.	203,153

50	Tiffany & Co.	4,681

1,479	Whirlpool Corporation	242,452
	Total Consumer Discretionary	3,566,072

	Consumer Staples – 3.6%

5,877	Bunge Limited	404,220

4,080	JM Smucker Company	432,684
	Total Consumer Staples	836,904

	Energy – 3.0%

5,352	Helmerich & Payne Inc.	290,667

7,585	Targa Resources Corporation	314,778

25,128	Weatherford International PLC, (2)	87,194
	Total Energy	692,639

	Financials – 26.1%

19,772	Ally Financial Inc.	516,642

4,894	Arch Capital Group Limited, (2)	487,638

7,563	Arthur J. Gallagher & Co.	478,965

5,716	Axis Capital Holdings Limited	310,893

15,349	Citizens Financial Group Inc.	583,415

6,254	Comerica Incorporated	491,377

13,278	Fifth Third Bancorp.	383,734

5,577	Invesco LTD	199,601

5,899	Lincoln National Corporation	447,026

NUVEEN	67

Nushares ESG Mid-Cap Value ETF (NUMV) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Financials (continued)

28,987	New York Community Bancorp Inc.	$364,077

21,642	People’s United Financial, Inc.	403,840

8,876	Principal Financial Group, Inc.	584,485

318	Raymond James Financial Inc.	26,960

8,937	Voya Financial Inc.	358,910

8,977	XL Group Limited	363,299
	Total Financials	6,000,862

	Health Care – 5.1%

7,105	DENTSPLY SIRONA Inc.	433,902

6,766	Envision Healthcare Corporation, (2)	288,232

4,760	Quest Diagnostics Incorporated	446,393
	Total Health Care	1,168,527

	Industrials – 7.9%

1,631	AGCO Corporation	111,838

8,738	Fastenal Company	410,424

2,752	L-3 Communications Holdings, Inc.	515,119

2,565	Manpower Inc.	316,213

2,263	W.W. Grainger, Inc.	447,395
	Total Industrials	1,800,989

	Information Technology – 7.3%

9,469	Avnet Inc.	376,866

103	Juniper Networks Inc.	2,557

6,900	Microchip Technology Incorporated	654,120

13,193	Western Union Company	262,013

12,242	Xerox Corporation	371,055
	Total Information Technology	1,666,611

	Materials – 13.3%

3,313	Albemarle Corporation	466,769

4,367	Avery Dennison Corporation	463,644

1,087	Ball Corporation	46,665

5,031	Celanese Corporation, Series A	524,784

2,925	FMC Corporation	271,616

2,494	International Flavors & Fragrances Inc.	367,665

5,934	Mosaic Company	132,566

6,184	Steel Dynamics Inc.	230,107

8,994	WestRock Company	551,602
	Total Materials	3,055,418

	Real Estate – 13.3%

13,245	Brixmor Property Group Inc.	231,390

68	NUVEEN

Shares	Description (1)	Value

	Real Estate (continued)

4,500	Camden Property Trust	$410,580

12,205	Duke Realty Corporation	347,598

1,525	Federal Realty Investment Trust	183,793

19,670	Host Hotels & Resorts Inc.	384,745

11,171	Iron Mountain Inc.	446,840

8,946	Liberty Property Trust	383,604

70	Macerich Company	3,822

5,426	Regency Centers Corporation	333,970

8,521	UDR Inc.	330,530
	Total Real Estate	3,056,872

	Utilities – 4.7%

10,096	CMS Energy Corporation	488,344

9,301	Eversource Energy	582,615
	Total Utilities	1,070,959
	Total Long Term Investments (cost $22,555,796)	22,915,853
	Other Assets Less Liabilities – 0.2%	35,487
	Net Assets – 100%	$22,951,340

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	69

Nushares ESG Small-Cap ETF (NUSC)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Consumer Discretionary – 11.2%

769	Aaron Rents Inc.	$28,299

3,117	American Axle and Manufacturing Holdings Inc.	55,451

2,705	American Eagle Outfitters, Inc.	35,219

268	American Public Education Inc., (2)	5,360

333	Asbury Automotive Group, Inc., (2)	20,446

270	At Home Group, Inc., (2)	5,535

512	Big Lots, Inc.	26,271

303	Bright Horizons Family Solutions Inc., (2)	26,149

1,161	Brinker International Inc.	35,666

510	Buckle Inc.	8,390

424	Burlington Store Inc., (2)	39,809

130	Cable One, Inc.	92,275

949	CalAtlantic Group Inc.	46,824

484	Caleres Inc.	13,228

1,166	Callaway Golf Company	16,825

138	Camping World Holdings, Inc.	5,799

202	Capella Education Company	16,453

264	Century Communities, Inc., (2)	7,537

1,986	Cinemark Holdings Inc.	72,171

1,324	Clear Channel Outdoor Holdings Inc., Class A, (2)	5,031

551	Columbia Sportswear Company	34,371

612	Cooper-Standard Holdings Inc., (2)	68,226

530	Core-Mark Holding Company, Inc.	18,052

1,737	Crocs, Inc., (2)	17,717

685	Dave & Buster’s Entertainment Inc., (2)	33,017

531	Deckers Outdoor Corporation, (2)	36,235

349	Del Taco Restaurants, Inc., (2)	4,429

593	DineEquity Inc.	28,233

1,269	DSW Inc.	24,301

1,850	Dunkin Brands Group Inc.	109,280

1,910	Entravision Communications Corporation	9,932

240	Ethan Allen Interiors Inc.	7,140

525	Finish Line, Inc.	4,867

963	Five Below, Incorporated, (2)	53,206

1,777	Fossil Group Inc., (2)	14,003

70	NUVEEN

Shares	Description (1)	Value

	Consumer Discretionary (continued)

841	Francescas Holdings Corporation, (2)	$5,441

963	GameStop Corporation	17,998

309	Genesco Inc., (2)	7,571

1,226	Gentex Corporation	23,797

192	Gentherm Inc., (2)	6,432

1,985	GNC Holdings Inc.	13,577

59	Graham Holdings Company	32,831

459	Green Brick Partners, Inc., (2)	4,980

435	Group 1 Automotive Inc.	34,178

314	Habit Restaurants Inc., Class A Shares, (2)	3,862

369	Helen of Troy Limited, (2)	34,280

349	Hibbett Sporting Goods, Inc., (2)	4,467

148	Hooker Furniture Corporation	7,015

589	Hosting Site Network, Inc.	22,205

3,053	Houghton Mifflin Harcourt Company, (2)	30,225

4,773	Hovnanian Enterprises Inc., (2)	11,551

1,975	ILG, Inc.	58,598

2,197	Imax Corporation, (2)	53,277

126	Intl Speedway Corporation	4,895

683	Irobot Corporation, (2)	45,891

590	Jack in the Box Inc.	61,071

707	John Wiley and Sons Inc., Class A	38,638

3,034	KB Home	83,223

807	La Z Boy Inc.	21,749

487	Lands’ End Inc., (2)	5,308

812	Laureate Education, Inc., (2)	10,856

345	LGI Homes Inc., (2)	20,814

620	Libbey Inc.	4,241

1,449	Liberty LiLAC Group, Class A Shares, (2)	31,472

2,042	Liberty LiLAC Group, Class C Shares, (2)	44,924

810	Lions Gate Entertainment Corporation, Equity, (2)	23,506

1,402	Lions Gate Entertainment Corporation, Equity, (2)	38,779

403	Lithia Motors Inc.	45,612

160	Loral Space & Communications, Inc., (2)	7,544

390	Marriott Vacations World	51,332

2,534	Michaels Cos Inc., (2)	49,210

1,629	Modine Manufacturing Company	34,290

614	Monro Muffler Brake, Inc.	30,301

268	Movado Group Inc.	7,424

NUVEEN	71

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Consumer Discretionary (continued)

457	Murphy USA Inc., (2)	$33,983

2,703	National CineMedia, Inc.	18,191

2,206	New York Times, Class A	42,135

572	Nutri System Inc.	28,571

6,052	Office Depot, Inc.	18,761

753	PICO Holdings, Inc., (2)	14,232

2,094	Planet Fitness Inc., (2)	55,784

308	Pool Corporation	37,200

258	Red Robin Gourmet Burgers, Inc., (2)	17,647

3,953	Regal Entertainment Group, Class A	64,632

1,542	Rent-A-Center Inc.	15,327

2,526	Sally Beauty Holdings Inc., (2)	43,725

525	Scholastic Corporation	19,394

1,534	Service Corporation International	54,396

1,896	ServiceMaster Global Holdings Inc., (2)	89,321

370	Shake Shack Inc., Class A Shares, (2)	14,045

355	Shutterfly, Inc., (2)	15,159

1,365	Six Flags Entertainment Corporation	85,708

525	Sleep Number Corporation, (2)	17,063

524	Sothebys Holdings Inc.	27,154

1,168	Tailored Brands, Inc.	18,046

2,660	TEGNA, Inc.	23,142

881	Tempur Sealy International, Inc., (2)	57,591

1,480	Tenneco Inc.	86,003

6,336	The Wendy’s Company	96,371

436	Tile Shop Holdings Inc.	3,728

1,781	Tribune Media Company	72,896

172	Unifi Inc., (2)	6,545

751	Vera Bradley Inc., (2)	5,407

1,105	Visteon Corporation, (2)	139,274

684	Wayfair Inc., Class A Shares, (2)	47,812

919	Williams-Sonoma Inc.	47,420

1,756	Wolverine World Wide Inc.	47,939

346	Zumiez, Inc., (2)	6,107
	Total Consumer Discretionary	3,429,821

	Consumer Staples – 3.7%

1,518	Amplify Snack Brands, Inc., (2)	9,700

218	Andersons, Inc.	8,164

13,970	Avon Products, Inc.	31,852

72	NUVEEN

Shares	Description (1)	Value

	Consumer Staples (continued)

483	Casey’s General Stores, Inc.	$55,337

5,099	Darling International Inc., (2)	93,057

3,723	Dean Foods Company	36,299

879	Edgewell Personal Care Co	57,073

378	Farmer Brothers Company	12,833

1,339	Fresh Del Monte Produce Inc.	59,599

884	Freshpet, Inc., (2)	13,746

2,290	Hain Celestial Group Inc., (2)	82,486

1,491	Herbalife, Limited	108,276

287	Ingles Markets, Inc.	6,687

2,791	Lamb Weston Holding, Inc.	142,313

181	Medifast, Inc.	11,294

260	Natural Health Trends Corporation	5,008

633	Omega Protein Corporation	13,863

1,303	Performance Food Group Company, (2)	36,875

1,628	Pinnacle Foods Inc.	88,596

284	PriceSmart, Inc.	23,799

259	Seneca Foods Corporation, (2)	9,324

944	Smart & Final Stores, Inc., (2)	5,664

350	SpartanNash Co	8,593

2,073	Sprouts Farmers Market Inc., (2)	38,330

423	The Chef’s Warehouse Inc., (2)	8,439

1,691	Treehouse Foods Inc., (2)	112,249

897	United Natural Foods Inc., (2)	34,777

993	US Foods Holding Corporation, (2)	27,089

199	Weis Markets Inc.	7,727
	Total Consumer Staples	1,149,049

	Energy – 3.4%

2,730	Archrock Inc.	32,760

5,651	Clean Energy Fuels Corporation, (2)	13,280

3,297	Delek US Holdings Inc.	85,887

1,587	Dril Quip Inc., (2)	66,813

2,857	Enlink Midstream LLC	44,284

1,388	Exterran Corp., (2)	44,791

6,731	Fairmount Santrol Holdings Inc., (2)	29,011

2,901	Forum Energy Technologies Incorporated, (2)	41,774

2,445	Franks International NV	16,161

1,718	Green Plains Renewable Energy, Inc.	31,611

6,045	Helix Energy Solutions Group, (2)	41,227

NUVEEN	73

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Energy (continued)

1,212	Keane Group Inc., (2)	$18,713

926	Matrix Service Company, (2)	13,057

10,541	McDermott International Inc., (2)	69,781

468	Natural Gas Services Group, (2)	13,010

3,697	Newpark Resources Inc., (2)	32,349

4,033	Oceaneering International Inc.	81,547

2,215	Oil States International Inc., (2)	51,056

5,657	Parker Drilling Company, (2)	5,940

4,907	PBF Energy Inc.	142,156

1,541	Renewable Energy Group Inc., (2)	18,646

594	RigNet, Inc., (2)	10,365

1,996	RPC Inc.	48,523

2,731	Tellurian Inc., (2)	29,413

4,949	TETRA Technologies, (2)	14,055

1,324	US Silica Holdings Inc.	40,395
	Total Energy	1,036,605

	Financials – 15.8%

840	Ameris Bancorp.	40,236

4,401	Apollo Commercial Real Estate Finance, Inc.	79,526

2,678	Aspen Insurance Holdings Limited	114,886

3,081	Associated Banc-Corp.	77,949

159	BancFirst Corporation	8,689

918	Bancorp, Inc., (2)	7,720

1,317	BancorpSouth Inc.	41,617

456	Bank of Hawaii Corporation	37,214

1,740	Bank of the Ozarks, Inc.	81,119

2,181	BankUnited Inc.	76,008

370	Banner Corporation	21,208

546	Beneficial Bancorp, Inc.	9,009

132	Berkshire Hills Bancorp, Inc.	5,056

347	BOK Financial Corporation	30,005

3,778	Capstead Mortgage Corporation	33,322

170	Cathay General Bancorp.	7,106

1,011	Chemical Financial Corporation	53,270

5,767	Chimera Investments Corporation	105,536

87	City Holding Company	6,133

720	Cohen & Steers Inc.	31,313

795	Columbia Banking Systems Inc.	34,590

763	Commerce Bancshares Inc.	44,376

74	NUVEEN

Shares	Description (1)	Value

	Financials (continued)

637	Community Bank System Inc.	$35,220

768	Crawford & Co	7,265

946	Cullen/Frost Bankers, Inc.	93,181

491	Customers Bancorp Inc., (2)	13,424

793	CVB Financial	18,921

1,172	Donnelley Financial Solutions, Inc., (2)	25,198

1,427	Employers Holdings, Inc.	68,068

5,078	F.N.B. Corporation PA	68,502

851	FactSet Research Systems Inc.	161,579

424	FCB Financial Holdings, Inc., Class A Shares, (2)	19,801

172	Federal Agricultural Mortgage Corporation	12,769

4,867	First American Corporation	264,862

1,148	First Financial Bancorp.	31,340

1,051	First Financial Bankshares, Inc.	47,978

437	First Hawaiian, Inc.	12,778

395	First Merchants Corporation	16,985

158	First of Long Island Corporation	4,985

335	Flagstar Bancorp Inc., (2)	12,519

2,857	Fulton Financial Corporation	51,997

21,321	Genworth Financial Inc., Class A, (2)	70,572

972	Glacier Bancorp, Inc.	36,897

1,097	Great Western Bancorp Inc.	44,527

1,313	Green Dot Corporation, Class A Shares, (2)	74,342

1,942	Hancock Holding Company	94,673

466	Hanmi Financial Corporation	14,330

158	Heartland Financial USA, Inc.	7,782

617	HomeStreet Inc.	17,924

1,603	Horace Mann Educators Corporation	70,211

375	Independent Bank Corporation	27,038

1,140	International Bancshares Corporation	46,284

653	INTL FCStone Inc., (2)	27,106

2,709	Invesco Mortgage Capital Inc.	46,649

819	Investment Technology Group	19,222

6,359	Investors Bancorp, Inc.	87,436

637	Kearny Financial Corporation	9,587

4,600	Ladenburg Thalmann Financial Services Inc., (2)	14,076

108	Lakeland Financial Corporation	5,214

1,032	LegacyTexas Financial Group Inc.	41,166

3,293	Legg Mason, Inc.	125,727

NUVEEN	75

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Financials (continued)

526	Live Oak Bancshares Inc.	$12,466

2,008	LPL Investments Holdings Inc.	99,617

812	MB Financial, Inc.	37,303

324	Meta Financial Group, Inc.	28,269

5,151	MGIC Investment Corporation, (2)	73,659

842	Morningstar, Inc.	71,747

172	National Bank Holdings Corporation	5,645

175	NBT Bancorp, Inc.	6,675

813	Newstar Financial, Inc.	9,984

1,467	NMI Holdings Inc., Class A Shares, (2)	21,345

1,027	OceanFirst Financial Corporation	28,499

1,520	Old National Bancorp.	27,664

1,712	On Deck Capital, Inc., (2)	8,440

223	Opus Bank	5,776

1,869	Pacwest Bancorp.	90,310

149	Park National Corporation	16,359

367	Park Sterling Bank Inc.	4,613

1,195	Pinnacle Financial Partners, Inc.	79,109

1,669	PRA Group Inc., (2)	46,565

2,286	Redwood Trust Inc.	35,913

215	S&T Bancorp, Inc.	8,791

134	Sandy Spring Bancorp, Inc.	5,415

969	ServisFirst Bancshares Inc.	39,739

393	Simmons First National Corporation	22,676

223	South State Corporation	20,081

5,859	Starwood Property Trust Inc.	126,027

862	Sterling Bancorp.	21,593

126	SY Bancorp, Inc.	4,757

1,516	Synovus Financial Corp.	71,025

984	Texas Capital BancShares, Inc., (2)	84,673

401	TFS Financial Corporation	6,183

375	Tristate Capital Holdings Inc., (2)	8,494

1,456	Trustmark Corporation	47,961

746	UMB Financial Corporation	54,853

3,539	Umpqua Holdings Corporation	72,408

269	Union Bankshares Corporation	9,283

1,652	United Bankshares, Inc.	59,389

841	United Community Banks, Inc.	23,060

1,476	Universal Insurance Holdings Inc.	35,203

76	NUVEEN

Shares	Description (1)	Value

	Financials (continued)

5,757	Valley National Bancorp.	$66,206

1,468	Washington Federal Inc.	51,086

2,007	Webster Financial Corporation	110,365

621	WesBanco, Inc.	25,088

259	Westamerica Bancorp.	15,082

1,339	Western Alliance Bancorporation, (2)	74,716

205	White Mountains Insurance Group	182,276

811	Wintrust Financial Corporation	65,926

216	WSFS Financial Corporation	10,735
	Total Financials	4,827,072

	Health Care – 12.0%

416	Abaxis, Inc.	20,134

661	Abiomed, Inc., (2)	127,520

1,633	Acadia Healthcare Company Inc., (2)	51,211

1,960	Acadia Pharmaceuticals, Inc., (2)	68,267

946	Acceleron Pharma Inc., (2)	36,894

3,427	Accuray, Inc., (2)	16,278

698	Achaogen Inc., (2)	8,879

752	Aclaris Therapeutics Inc., (2)	18,958

1,252	Aduro Biotech, Inc., (2)	9,953

1,367	Advaxis Inc., (2)	4,648

412	Aerie Pharmaceuticals Inc., (2)	25,441

792	Agios Pharmaceutical Inc., (2)	50,902

2,110	Alder Biopharmaceuticals Inc., (2)	23,738

3,849	Allscripts Healthcare Solutions Inc., (2)	51,884

634	Amedisys, Inc., (2)	30,502

503	American Renal Associates Holdings, Inc. , (2)	6,101

3,368	Amicus Therapeutics, Inc., (2)	47,960

969	AMN Healthcare Services Inc., (2)	42,539

215	AnaptysBio Inc., (2)	14,196

219	AngioDynamics, Inc., (2)	3,716

698	Atara Biotherapeutics Inc., (2)	9,912

635	AthenaHealth Inc., (2)	81,204

441	AtriCure, Inc., (2)	9,455

393	AveXis, Incorporated, (2)	41,072

1,076	Bellicum Pharmaceuticals, Inc., (2)	10,136

2,755	BioCryst Pharmaceuticals, Inc., (2)	12,398

744	BioTelemetry Inc., (2)	21,613

1,558	Bioverativ, Inc., (2)	88,027

NUVEEN	77

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Health Care (continued)

723	Bluebird Bio Inc., (2)	$100,569

3,275	Brookdale Senior Living Inc., (2)	32,848

1,755	Bruker Biosciences Corporation	55,107

590	Cambrex Corporation, (2)	25,518

587	Capital Senior Living Corporation, (2)	7,807

860	Cardiovascular Systems, Inc., (2)	20,700

1,732	Catalent, Inc., (2)	73,766

3,898	Celldex Therapeutics, Inc., (2)	9,511

4,491	Cerus Corporation, (2)	12,889

139	Chemed Corporation	31,057

1,432	Chimerix Inc., (2)	7,045

482	Civitas Solutions Inc., (2)	8,989

1,234	Coherus Biosciences Inc., (2)	13,883

833	Collegium Pharmaceutical Inc., (2)	8,605

136	Computer Programs and Systems, Inc.	4,100

93	Corvel Corporation, (2)	5,580

466	Cross Country Healthcare, Inc., (2)	6,361

218	CryoLife Inc.	4,240

2,369	DepoMed, Inc., (2)	11,466

1,338	Diplomat Pharmacy, Inc., (2)	28,165

304	Eagle Pharmaceuticals Inc., (2)	16,340

2,707	Endologix, Inc., (2)	14,347

332	Ensign Group Inc.	7,663

460	Esperion Therapeutics Inc., (2)	21,040

1,577	FibroGen, Inc., (2)	88,075

633	Flexion Therapeutics Inc., (2)	13,932

1,403	Genmark Diagnostics Inc., (2)	10,452

921	Global Blood Therapeutics Inc., (2)	36,656

1,556	Globus Medical Inc., Class A, (2)	49,590

790	Greatbatch, Inc., (2)	38,394

787	Haemonetics Corporation, (2)	37,430

3,186	Halozyme Therapeutics, Inc., (2)	56,488

1,291	HealthSouth Corporation	59,567

111	Heska Corporation, (2)	10,823

1,537	HMS Holdings Corporation, (2)	29,572

2,095	Horizon Pharma Inc., (2)	28,408

1,979	Insmed Incorporated, (2)	53,453

528	Intellia Therapeutics, Inc., (2)	16,431

767	Intersect ENT, Inc., (2)	22,742

78	NUVEEN

Shares	Description (1)	Value

	Health Care (continued)

1,162	Intra-Cellular Therapies Inc., (2)	$18,116

1,756	Iovance Biotherapeutics, Inc., (2)	13,653

200	K2M Group Holdings Inc., (2)	3,938

1,119	Karyopharm Therapeutics Inc., (2)	11,425

2,221	Kindred Healthcare Inc.	13,437

158	LeMaitre Vascular, Inc.	5,058

307	LHC Group, Inc., (2)	20,511

930	Lifepoint Health Inc., (2)	44,780

378	Ligand Pharmaceuticals, Inc., (2)	54,942

377	Livanova PLC, (2)	27,860

523	Loxo Oncology Inc., (2)	45,062

198	Luminex Corporation	4,227

238	Magellan Health Services, Inc., (2)	20,301

939	Medicines Company, (2)	26,987

763	Medidata Solutions, Inc., (2)	57,400

1,623	Melinta Therapeutics Inc., (2)	3,733

313	Meridian Bioscience, Inc.	4,679

961	Merit Medical Systems, Inc., (2)	36,566

552	Merrimack Pharmaceuticals, Incorporated, (2)	6,480

2,620	MiMedx Group Inc., (2)	33,222

1,230	Minerva Neurosciences, Inc., (2)	7,749

617	MyoKardia Inc., (2)	23,724

555	Myovant Sciences, (2)	7,620

699	Natera, Inc., (2)	7,682

238	National Research Corporation	8,937

3,077	Nektar Therapeutics, (2)	74,125

764	NeoGenomics Inc., (2)	6,624

7,596	Opko Health Inc., (2)	51,121

1,207	OraSure Technologies, Inc., (2)	23,838

3,328	Organovo Holdings Inc., (2)	5,292

478	Owens and Minor Inc.	11,744

727	Paratek Pharmaceuticals, Inc., (2)	15,558

567	Penumbra Inc., (2)	57,012

904	Perkinelmer Inc.	65,377

389	Pharmerica Corporation, (2)	11,398

876	Premier Inc., Class A, (2)	28,619

2,700	Progenics Pharmaceuticals, Inc., (2)	16,713

771	Prothena Corporation PLC, (2)	44,757

596	Quidel Corporation, (2)	24,406

NUVEEN	79

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Health Care (continued)

247	Reata Pharmaceuticals, Inc., (2)	$7,479

675	Repligen Corporation, (2)	25,110

726	Revance Therapeutics Inc., (2)	18,876

552	Sage Therapeutics, Inc., (2)	34,931

1,073	Sarepta Therapeutics Inc., (2)	52,910

2,221	Select Medical Corporation	42,532

597	Spark Therapeutics, Inc., (2)	48,297

328	STAAR Surgical Company, (2)	4,346

592	Steris PLC	55,251

944	Sucampo Pharmaceuticals, Inc., (2)	9,440

1,427	Supernus Pharmaceuticals Incorporated, (2)	59,363

816	Surgery Partners Inc., (2)	7,548

1,225	Teladoc, Inc., (2)	40,486

1,403	Teligent, Inc., (2)	7,969

1,364	Theravance Biopharma Inc., (2)	39,365

631	Tivity Health Inc., (2)	29,184

860	Ultragenyx Pharmaceutical Inc., (2)	39,637

133	US Physical Therapy, Inc.	9,037

879	Varex Imaging Corporation, (2)	30,211

883	Versartis Inc., (2)	1,589

1,008	Vocera Communications Incorporated, (2)	28,446

1,160	VWR Corporation, (2)	38,396

721	West Pharmaceutical Services Inc.	73,109

4,776	ZIOPHARM Oncology, Inc., (2)	22,256
	Total Health Care	3,683,588

	Industrials – 16.1%

1,187	Aaon, Inc.	41,545

1,009	ABM Industries Inc.	42,348

1,322	Acco Brands Corporation, (2)	17,252

1,384	Actuant Corporation	35,292

1,469	Advanced Drainage Systems, Inc.	28,719

457	Aegion Corporation, (2)	10,644

3,187	Allison Transmission Holdings Inc.	135,416

799	ArcBest Corporation	26,047

552	Argan, Inc.	37,950

1,013	Armstrong World Industries Inc., (2)	51,764

658	Astronics Corporation, (2)	22,635

2,317	Avis Budget Group Inc., (2)	95,576

1,254	Axon Enterprise, Inc., (2)	28,804

80	NUVEEN

Shares	Description (1)	Value

	Industrials (continued)

1,450	Barnes Group Inc.	$94,381

1,098	Beacon Roofing Supply Company, (2)	60,840

662	Brady Corporation	25,189

572	Briggs & Stratton Corporation	14,414

3,150	Builders FirstSource, Inc., (2)	56,763

964	Carlisle Companies Inc.	105,876

881	Chart Industries, Inc., (2)	38,324

2,755	Chicago Bridge & Iron Company N.V.	38,405

904	Clean Harbors, Inc., (2)	48,373

637	Comfort Systems USA Inc.	28,219

2,324	Copart Inc., (2)	84,338

400	Cubic Corporation	21,820

995	Curtiss Wright Corporation	117,659

2,303	Donaldson Company, Inc.	108,725

639	Douglas Dynamics Inc.	26,806

1,029	Echo Global Logistics, Inc., (2)	24,747

1,248	Emcor Group Inc.	100,476

788	EnerSys	54,664

658	ESCO Technologies Inc.	38,131

507	Essendant Inc.	4,908

577	Esterline Technologies Corporation, (2)	54,728

89	Exponent, Inc.	6,573

1,269	Franklin Electric Company, Inc.	57,740

222	GATX Corporation	13,189

1,269	Generac Holdings Inc., (2)	66,102

1,894	Genesee & Wyoming Inc., (2)	135,951

945	Granite Construction Inc.	60,187

814	Healthcare Services Group, Inc.	43,052

1,914	Hertz Global Holdings, Inc., (2)	47,601

1,469	Hexcel Corporation	89,154

1,363	Hillenbrand Inc.	53,907

1,072	HNI Corporation	36,684

1,116	Hub Group, Inc., (2)	48,323

703	Hubbell Inc.	88,451

115	Huron Consulting Group, Inc., (2)	4,209

147	Hyster-Yale Materials Handling Inc.	11,538

133	ICF International, Inc., (2)	7,142

463	Insperity Inc.	43,939

810	Interface, Inc.	18,468

NUVEEN	81

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Industrials (continued)

1,056	ITT, Inc.	$49,252

88	Kaman Corporation	4,923

1,646	KAR Auction Services Inc.	77,905

158	Kelly Services, Inc.	4,157

2,507	Kennametal Inc.	109,431

1,057	Keyw Holding Corporation, (2)	7,980

245	KForce Inc.	5,133

681	Knoll Inc.	14,451

634	Matthews International Corporation	39,847

159	McGrath Rentcorp.	7,107

1,239	Mercury Computer Systems Inc., (2)	62,532

2,736	Meritor Inc., (2)	71,163

851	Miller (Herman) Inc.	28,594

787	Mobile Mini, Inc.	26,050

282	MYR Group Inc., (2)	8,993

222	Navigant Consulting Inc., (2)	3,843

1,753	Navistar International Corporation, (2)	74,169

859	On Assignment, Inc., (2)	52,588

1,499	Oshkosh Truck Corporation	137,248

2,439	Pitney Bowes Inc.	33,512

8,383	Plug Power Inc., (2)	23,892

534	Proto Labs Incorporated, (2)	46,592

3,982	Quanta Services Incorporated, (2)	150,241

2,734	R.R. Donnelley & Sons Company	25,153

789	Raven Industries, Inc.	26,550

923	Regal-Beloit Corporation	74,901

1,832	Ryder System, Inc.	148,539

245	SP Plus Corporation, (2)	9,494

1,779	Spirit AeroSystems Holdings Inc.	142,498

1,495	Steelcase Inc.	21,752

554	Team, Inc., (2)	6,814

725	Teledyne Technologies Inc., (2)	123,221

433	Tennant Company	30,029

1,192	Tetra Tech, Inc.	58,706

727	The Advisory Board Company, (2)	39,203

1,940	Toro Company	121,929

993	TriMas Corporation, (2)	26,364

1,074	TriNet Group Inc., (2)	37,289

503	TrueBlue Inc., (2)	13,631

82	NUVEEN

Shares	Description (1)	Value

	Industrials (continued)

481	Valmont Industries, Inc.	$76,431

394	Veritiv Corporation, (2)	12,667

152	Viad Corporation	8,824

1,253	Wabash National Corporation	28,193

707	WageWorks, Incorporated, (2)	45,071

2,484	Welbilt Incorporation, (2)	54,797

1,714	Wesco Aircraft Holdings Inc., (2)	15,512

1,095	WESCO International Inc., (2)	69,149

1,249	Woodward Governor Company	96,585

1,403	YRC Worldwide Inc., (2)	18,898
	Total Industrials	4,925,791

	Information Technology – 17.2%

1,275	2U Inc., (2)	81,128

1,889	ACI Worldwide, Inc., (2)	45,487

263	Actua Corporation, (2)	4,063

1,375	ANGI Homeservices, Inc., (2)	17,188

1,951	Arris International PLC, (2)	55,604

131	Badger Meter Inc.	5,738

479	Belden Inc.	38,277

666	Benchmark Electronics Inc., (2)	20,613

658	BenefitFocus Inc., (2)	18,029

1,279	Black Knight, Inc., (2)	58,003

1,161	Blackbaud, Inc.	117,609

307	BlackLine, Inc., (2)	10,905

3,214	Booz Allen Hamilton Holding	121,457

968	Brightcove Inc., (2)	7,744

2,618	Brooks Automation Inc.	90,033

61	Cabot Microelectronics Corporation	5,897

246	CalAmp Corporation, (2)	5,592

706	Calix Inc., (2)	3,883

1,866	Callidus Software, Inc., (2)	47,303

201	Cass Information Systems, Inc.	12,965

463	ChannelAdvisor Corporation, (2)	5,209

1,805	Ciena Corporation, (2)	38,392

545	Cimpress NV, (2)	59,481

1,344	Cirrus Logic Inc., (2)	75,264

1,140	Cognex Corporation	140,391

358	Coherent Inc., (2)	94,050

3,277	Conduent, Inc., (2)	50,728

NUVEEN	83

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Information Technology (continued)

575	Cray, Inc., (2)	$11,874

1,474	Cree, Inc., (2)	52,622

531	CSG Systems International Inc.	22,483

1,674	Diebold Inc.	32,308

288	Dolby Laboratories, Inc.	16,687

4,205	Entegris Inc.	137,714

87	ePlus, Inc., (2)	8,317

1,165	Etsy, Inc., (2)	19,456

149	Exlservice Holdings, Inc., (2)	9,301

744	Fabrinet, (2)	27,662

389	Fair Isaac Corporation	56,467

2,065	Finisar Corporation, (2)	48,610

1,302	First Solar Inc., (2)	71,376

1,644	Five9, Inc., (2)	41,478

480	Gigamon Inc., (2)	18,480

1,743	GoDaddy, Inc., Class A Shares, (2)	81,398

2,151	Gogo Inc., (2)	21,381

3,363	Infinera Corporation, (2)	28,148

328	Insight Enterprises Inc., (2)	14,776

727	Interdigital Inc.	53,325

923	Kemet Corporation, (2)	23,712

1,869	Keysight Technologies, Inc., (2)	83,488

1,478	Knowles Corporation, (2)	24,476

445	Littelfuse Inc.	93,005

483	Liveperson, Inc., (2)	6,786

970	LogMeIn Inc.	117,419

1,082	Lumentum Holdings Inc., (2)	68,328

1,338	Manhattan Associates Inc., (2)	56,009

875	Mellanox Technologies, Limited, (2)	40,906

468	Methode Electronics, Inc.	21,949

1,166	MINDBODY, Inc., Class A Shares, (2)	37,604

88	MTS Systems Corporation	4,580

925	Nanometrics Inc., (2)	26,150

534	National Instruments Corporation	24,030

528	Netgear, Inc., (2)	24,631

1,188	NetScout Systems, Inc., (2)	33,739

1,146	New Relic, Inc., (2)	58,824

415	Novanta, Inc., (2)	19,630

1,033	Nutanix, Inc., (2)	29,441

84	NUVEEN

Shares	Description (1)	Value

	Information Technology (continued)

113	NVE Corporation	$9,614

3,414	Oclaro Inc., (2)	28,234

8,687	ON Semiconductor Corporation, (2)	185,207

244	OSI Systems Inc., (2)	21,565

5,034	Pandora Media, Inc., (2)	36,799

2,392	Parametric Technology Corporation, (2)	158,948

808	Paylocity Holding Corporation, (2)	43,155

235	Plantronics Inc.	10,660

216	Plexus Corporation, (2)	13,269

1,005	Power Integrations Inc.	80,752

1,873	Quotient Technology Inc., (2)	29,312

879	Qualys Incorporated, (2)	46,499

2,766	Rambus Inc., (2)	40,688

567	Rapid7 Inc., (2)	10,251

1,674	RingCentral Inc., Class A, (2)	70,559

262	Rogers Corporation, (2)	39,845

1,324	Sanmina-SCI Corporation, (2)	43,328

1,193	Science Applications International Corporation	87,495

1,963	ServiceSource International Inc., (2)	6,831

1,360	Silicon Laboratories Inc., (2)	129,064

635	Silver Springs Networks Inc., (2)	10,236

768	SolarEdge Technologies, Inc., (2)	25,229

523	Sonus Networks, Inc., (2)	4,079

3,585	Square Inc., (2)	133,326

196	Sykes Enterprises Inc., (2)	5,672

415	SYNNEX Corporation	55,975

1,159	Tableau Software Inc., Class A, (2)	93,983

2,089	Take-Two Interactive Software, Inc., (2)	231,148

352	Tech Data Corporation, (2)	32,655

417	TeleTech Holdings, Inc.	17,368

2,135	Teradata Corporation, (2)	71,416

2,067	TiVo, Inc.	37,516

2,308	Travelport Worldwide Limited	36,213

2,043	TTM Technologies, Inc., (2)	32,239

94	Tucows Inc., (2)	5,494

1,304	Twilio, Inc., (2)	41,663

638	Universal Display Corporation	93,467

480	Vasco Data Security International, Inc., (2)	6,528

1,062	VeriFone Holdings Inc., (2)	20,263

NUVEEN	85

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Information Technology (continued)

2,327	Versum Materials, Inc.	$97,920

811	Virtusa Corporation, (2)	30,948

1,649	Vishay Intertechnology Inc.	36,690

833	WEX, Inc., (2)	102,950

786	Zebra Technologies Corporation, Class A, (2)	91,168

2,250	Zendesk Inc., (2)	69,750
	Total Information Technology	5,275,574

	Materials – 5.9%

566	AptarGroup Inc.	49,282

1,014	Balchem Corporation	85,470

1,008	Bemis Company, Inc.	45,380

2,152	Berry Plastics Corporation, (2)	127,936

753	Boise Cascade Company	26,694

116	Clearwater Paper Corporation, (2)	5,353

1,169	Compass Minerals International, Inc.	76,686

110	Domtar Corporation	5,205

2,719	Ferro Corporation	64,767

2,028	Flotek Industries Inc., (2)	9,978

2,092	GCP Applied Technologies, Inc., (2)	61,191

704	Glatfelter	14,756

133	Greif , Inc., Class B Shares	8,359

943	Greif Inc.	52,365

1,735	H.B. Fuller Company	98,669

203	Hawkins Inc.	7,734

2,244	KapStone Paper and Packaging Corp.	50,400

1,782	Louisiana-Pacific Corporation, (2)	48,435

864	Materion Corporation	44,366

546	Mercer International Inc.	8,026

1,211	Minerals Technologies Inc.	87,071

314	Myers Industries, Inc.	6,782

86	Neenah Paper, Inc.	7,465

1,853	OMNOVA Solutions Inc., (2)	20,476

1,972	Reliance Steel & Aluminum Company	151,528

1,161	Royal Gold, Inc.	97,652

685	Ryerson Holding Corporation, (2)	6,028

1,143	Schnitzer Steel Industries, Inc.	33,661

1,621	Scotts Miracle Gro Company	161,484

1,189	Sensient Technologies Corporation	90,423

1,230	Sonoco Products Company	63,702

86	NUVEEN

Shares	Description (1)	Value

	Materials (continued)

856	Stepan Company	$68,360

1,429	Trinseo S.A.	101,459

127	US Concrete, Inc., (2)	9,931
	Total Materials	1,797,074

	Real Estate – 9.8%

419	Alexander & Baldwin Inc.	18,956

555	Altisource Portfolio Solutions SA, (2)	14,341

2,508	American Campus Communities Inc.	104,283

2,435	Apartment Investment & Management Company, Class A	107,091

881	Apple Hospitality REIT, Inc.	16,686

4,176	Brandywine Realty Trust	73,038

6,777	CBL & Associates Properties Inc.	53,132

368	Chesapeake Lodging Trust	10,267

953	Coresite Realty Corporation	105,545

2,293	Corporate Office Properties	73,215

2,178	Cousins Properties, Inc.	19,646

2,153	CyrusOne Inc.	132,173

1,012	DCT Industrial Trust Inc.	58,716

3,347	DiamondRock Hospitality Company	36,348

2,658	Douglas Emmett Inc.	105,762

266	Easterly Government Properties, Inc.	5,352

2,063	Education Realty Trust Inc.	71,999

2,265	Empire State Realty Trust Inc.	45,413

922	Entertainment Properties Trust	63,784

2,523	First Industrial Realty Trust, Inc.	77,910

3,125	Forest City Realty Trust Inc.	76,969

1,281	Four Corners Property Trust, Inc.	31,615

3,320	Franklin Street Properties Corporation	33,200

2,555	Gaming and Leisure Properties Inc.	93,360

197	Getty Realty Corporation	5,597

785	Government Properties Income Trust	14,263

3,412	Gramercy Property Trust	101,336

698	HFF Inc., Class A Shares, (2)	30,614

2,528	Hospitality Properties Trust	72,250

678	Howard Hughes Corporation, (2)	86,533

766	iStar Inc., (2)	8,962

3,546	Kennedy-Wilson Holdings Inc.	68,970

1,215	Kilroy Realty Corporation	86,544

461	Marcus & Millichap Inc., (2)	13,102

NUVEEN	87

Nushares ESG Small-Cap ETF (NUSC) (continued)

Portfolio of Investments	October 31, 2017

Shares	Description (1)	Value

	Real Estate (continued)

1,137	MGM Growth Properties LLC	$33,553

591	Northstar Realty Europe Corporation	7,961

2,597	Paramount Group Inc.	41,344

1,454	Park Hotels & Resorts, Inc.	41,861

1,626	Piedmont Office Realty Trust	31,447

1,380	Potlatch Corporation	71,484

1,209	QTS Realty Trust Inc., Class A Shares	69,941

681	Rayonier Inc.	20,416

2,427	Realogy Holdings Corporation	78,465

2,063	Rexford Industrial Realty Inc.	61,250

4,928	RLJ Lodging Trust	106,740

3,653	Sabra Health Care Real Estate Investment Trust Inc.	72,768

521	Saul Centers Inc.	31,844

2,289	Select Income REIT	55,302

5,211	Senior Housing Properties Trust	95,882

855	St Joe Company, (2)	15,219

1,514	Summit Hotel Properties Inc.	23,936

3,673	Sunstone Hotel Investors Inc.	59,943

308	Tejon Ranch Company, (2)	5,806

267	The RMR Group Inc.	14,004

1,117	Tier REIT, Inc.	21,860

3,670	Uniti Group, Inc.	64,225

930	Washington Real Estate Investment Trust	29,937

1,634	Xenia Hotels & Resorts Inc.	35,556
	Total Real Estate	3,007,716

	Telecommunication Services – 0.9%

1,012	Boingo Wireless Inc., (2)	23,661

1,563	Cincinnati Bell Inc., (2)	29,853

1,452	Cogent Communications Group, Inc.	78,263

2,504	Consolidated Communications Holdings, Inc.	48,002

12,300	Globalstar, Inc., (2)	19,803

371	IDT Corporation	4,890

2,772	Iridium Communications Inc., (2)	33,264

590	Orbcomm, Inc., (2)	6,673

2,987	Vonage Holdings Corporation, (2)	24,284
	Total Telecommunication Services	268,693

	Utilities – 3.9%

1,100	8point3 Energy Partners LP	16,654

5,770	Aqua America Inc.	204,720

88	NUVEEN

Shares	Description (1)	Value

	Utilities (continued)

477	Chesapeake Utilities Corporation	$38,422

3,302	New Jersey Resources Corporation	146,774

1,565	NextEra Energy Partners LP	61,567

1,761	One Gas Inc.	135,562

1,579	Ormat Technologies Inc.	102,524

2,413	Pattern Energy Group Inc.	55,668

1,189	Southwest Gas Holdings, Inc.	97,962

1,939	Spire, Inc.	153,084

1,998	TerraForm Global Inc., Class A Shares	9,740

2,082	TerraForm Power, Inc., (2)	27,961

1,577	WGL Holdings Inc.	135,149
	Total Utilities	1,185,787
	Total Long-Term Investments (cost $28,993,128)	30,586,770
	Other Assets Less Liabilities – 0.1%	42,189
	Net Assets – 100%	$30,628,959

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

NUVEEN	89

Statement of

Assets and Liabilities	October 31, 2017

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Assets
Long-term investments, at value (cost $23,794,707, $22,825,398, $23,128,599, $26,930,146, $20,535,422, $22,555,796 and $28,993,128, respectively)	$24,950,810	$23,412,946	$24,298,409	$27,779,067	$21,310,445	$22,915,853	$30,586,770
Cash	12,001	20,755	37,897	22,483	42,002	13,929	40,249
Cash denominated in foreign currencies (cost $3,995, $—, $—, $—, $—, $—, and $—, respectively)	3,996	—	—	—	—	—	—
Receivable for:
Dividends	13,090	31,537	11,333	27,853	4,966	20,499	10,000
Reclaims	387	1,758	713	1	10	—	20
Shares sold	4,338,321	293,758	35,776	3,737	—	5,437	—
Total assets	29,318,605	23,760,754	24,384,128	27,833,141	21,357,423	22,955,718	30,637,039
Liabilities
Cash overdraft denominated in foreign currencies (cost $—, $356, $—, $—, $—, $— and $—, respectively)	—	359	—	—	—	—	—
Payable for investments purchased	4,394,930	—	—	—	22,753	—	—
Accrued expenses:
Management fees	6,568	5,079	4,327	5,408	4,638	4,352	8,025
Professional fees	72	72	—	—	—	—	—
Trustees fees	58	58	19	25	22	26	55
Total liabilities	4,401,628	5,568	4,346	5,433	27,413	4,378	8,080
Net assets	$24,916,977	$23,755,186	$24,379,782	$27,827,708	$21,330,010	$22,951,340	$30,628,959
Shares outstanding	900,000	900,000	800,000	1,000,000	750,000	850,000	1,100,000
Net asset value (“NAV”) per share	$27.69	$26.39	$30.47	$27.83	$28.44	$27.00	$27.84
Net assets consist of:
Capital paid-in	$23,666,666	$23,075,135	$23,020,149	$26,675,490	$20,364,755	$22,411,960	$28,774,785
Undistributed (Over-distribution of) net investment income	88,285	81,396	65,029	191,262	23,741	128,674	150,056
Accumulated net realized gain (loss)	6,580	11,275	124,794	112,035	166,491	50,649	110,476
Net unrealized appreciation (depreciation)	1,155,446	587,380	1,169,810	848,921	775,023	360,057	1,593,642
Net assets	$24,916,977	$23,755,186	$24,379,782	$27,827,708	$21,330,010	$22,951,340	$30,628,959
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

90	NUVEEN

Statement of Operations

	NUEM*	NUDM*	NULG**	NULV**	NUMG**	NUMV**	NUSC**
Investment Income (net of dividend tax withheld of $15,964, $6,939, $1, $—, $418, $—, and $236, respectively)	$121,221	$94,614	$88,286	$220,472	$48,966	$153,118	$201,662
Expenses
Management fees	23,434	18,297	23,113	29,064	25,084	24,295	51,320
Professional fees	72	72	54	54	54	54	105
Trustees fees	97	97	134	134	134	134	267
Total expenses	23,603	18,466	23,301	29,252	25,272	24,483	51,692
Net investment income (loss)	97,618	76,148	64,985	191,220	23,694	128,635	149,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(2,753)	16,523	124,838	112,077	166,411	50,688	110,562
In-kind redemptions	—	—	137,401	7,653	66,315	—	26,959
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,155,446	587,380	1,169,810	848,921	775,023	360,057	1,593,642
Net realized and unrealized gain (loss)	1,152,693	603,903	1,432,049	968,651	1,007,749	410,745	1,731,163
Net increase (decrease) in net assets from operations	$1,250,311	$680,051	$1,497,034	$1,159,871	$1,031,443	$539,380	$1,881,133

*	For the period June 6, 2017 (commencement of operations) through October 31, 2017.

**	For the period December 13, 2016 (commencement of operations) through October 31, 2017.

See accompanying notes to financial statements.

NUVEEN	91

Statement of Changes in Net Assets

	NUEM*	NUDM*	NULG**	NULV**	NUMG**	NUMV**	NUSC**
Operations
Net investment income (loss)	$97,618	$76,148	$64,985	$191,220	$23,694	$128,635	$149,970
Net realized gain (loss) from:
Investments and foreign currency	(2,753)	16,523	124,838	112,077	166,411	50,688	110,562
In-kind redemptions	—	—	137,401	7,653	66,315	—	26,959
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,155,446	587,380	1,169,810	848,921	775,023	360,057	1,593,642
Net increase (decrease) in net assets from operations	1,250,311	680,051	1,497,034	1,159,871	1,031,443	539,380	1,881,133
Fund Share Transactions
Proceeds from shares sold	23,666,666	23,075,135	25,501,848	27,911,667	21,610,997	22,411,960	29,992,821
Cost of shares redeemed	—	—	(2,619,100)	(1,243,830)	(1,312,430)	—	(1,244,995)
Net increase (decrease) in net assets from Fund share transactions	23,666,666	23,075,135	22,882,748	26,667,837	20,298,567	22,411,960	28,747,826
Net increase (decrease) in net assets	24,916,977	23,755,186	24,379,782	27,827,708	21,330,010	22,951,340	30,628,959
Net assets at the beginning of period	—	—	—	—	—	—	—
Net assets at the end of period	$24,916,977	$23,755,186	$24,379,782	$27,827,708	$21,330,010	$22,951,340	$30,628,959
Undistributed (Over-distribution of) net investment income at the end of period	$88,285	$81,396	$65,029	$191,262	$23,741	$128,674	$150,056

*	For the period June 6, 2017 (commencement of operations) through October 31, 2017.

**	For the period December 13, 2016 (commencement of operations) through October 31, 2017.

See accompanying notes to financial statements.

92	NUVEEN

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NUVEEN	93

Financial

Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations

Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Ending NAV	Ending Market Price
NUEM
2017(c)	$24.95	$0.20	$2.54	$2.74	$27.69	$28.05
NUDM
2017(c)	24.88	0.17	1.34	1.51	26.39	26.57
NULG
2017(d)	25.21	0.24	5.02	5.26	30.47	30.53
NULV
2017(d)	25.09	0.53	2.21	2.74	27.83	27.88
NUMG
2017(d)	25.10	0.09	3.25	3.34	28.44	28.46
NUMV
2017(d)	25.04	0.48	1.48	1.96	27.00	27.01
NUSC
2017(d)	25.01	0.27	2.56	2.83	27.84	27.89

94	NUVEEN

		Ratios/Supplemental Data

Total Return			Ratios to Average Net Assets

Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

11.03%	12.42%	$24,917	0.45	%*	1.86	%*	13%

6.07	6.78	23,755	0.40	*	1.65	*	9

20.88	21.10	24,380	0.35	*	0.98	*	30

10.90	11.11	27,828	0.35	*	2.30	*	33

13.30	13.38	21,330	0.40	*	0.38	*	53

7.82	7.86	22,951	0.40	*	2.12	*	46

11.34	11.54	30,629	0.40	*	1.17	*	36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	For the period June 6, 2017 (commencement of operations) through October 31, 2017.
(d)	For the period December 13, 2016 (commencement of operations) through October 31, 2017.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 4 – Fund Shares).
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	95

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nushares ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of Nushares ESG Emerging Markets Equity ETF (NUEM), Nushares ESG International Developed Markets Equity ETF (NUDM), Nushares ESG Large-Cap Growth ETF (NULG), Nushares ESG Large-Cap Value ETF (NULV), Nushares ESG Mid-Cap Growth ETF (NUMG), Nushares ESG Mid-Cap Value ETF (NUMV) and Nushares ESG Small-Cap ETF (NUSC) (each a “Fund” and collectively, the “Funds”), as non-diversified funds, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (formerly, BATS BZX Exchange, Inc.) (the “Exchange”).

The end of the reporting period for the Funds is October 31, 2017, and the period covered by these Notes to Financial Statements for NULG, NULV, NUMG, NUMV, and NUSC is December 13, 2016 (commencement of operations) through October 31, 2017 and for NUEM and NUDM is June 6, 2017 (commencement of operations) through October 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into a sub-advisory agreement with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

NUEM seeks to track the investment results, before fees and expenses, of the TIAA ESG Emerging Markets Equity Index. NUDM seeks to track the investment results, before fees and expenses, of the TIAA ESG International Developed Markets Equity Index. NULG seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Large-Cap Growth Index. NULV seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Large-Cap Value Index. NUMG seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Mid-Cap Growth Index. NUMV seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Mid-Cap Value Index. NUSC seeks to track the investments results, before fees and expenses, of the TIAA ESG USA Small-Cap Index.

The Funds’ most recent prospectus provides further description of the Funds’ investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

NUEM
Outstanding when-issued/delayed delivery purchase commitments	$452,928

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available.

Professional Fees

Professional fees presented on the Statement of Operations consist of fees and expenses of legal counsel to the Funds’ Board of Trustees (the “Board”).

96	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing services”). As a result, the net asset value (“NAV”) of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

NUVEEN	97

Notes to Financial Statements (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUEM	Level 1	Level 2	Level 3	Total
Long-Term Investments*
Common Stocks	$24,950,748	$—	$—	$24,950,748
Common Stock Rights	62	—	—	62
Total	$24,950,810	$—	$—	$24,950,810

NUDM
Long-Term Investments*
Common Stocks	$23,410,344	$—	$—	$23,410,344
Common Stock Rights	2,602	—	—	2,602
Total	$23,412,946	$—	$—	$23,412,946

NULG
Long-Term Investments*:
Common Stocks	$24,298,409	$—	$—	$24,298,409

NULV
Long-Term Investments*:
Common Stocks	$27,779,067	$—	$—	$27,779,067

NUMG
Long-Term Investments*:
Common Stocks	$21,310,445	$—	$—	$21,310,445

NUMV
Long-Term Investments*:
Common Stocks	$22,915,853	$—	$—	$22,915,853

NUSC
Long-Term Investments*:
Common Stocks	$30,586,770	$—	$—	$30,586,770
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

98	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NUEM	Value	% of Net Assets
Country:
China	$7,206,033	28.9%
Korea, Republic of	3,721,832	14.9
Taiwan	3,044,724	12.2
India	2,129,932	8.5
Brazil	1,845,718	7.4
South Africa	1,707,664	6.9
Mexico	773,949	3.1
Malaysia	639,049	2.6
Thailand	546,424	2.2
Chile	484,785	1.9
Other	2,850,700	11.5
Total non-U.S. securities	$24,950,810	100.1%

NUDM	Value	% of Net Assets
Country:
Japan	$5,679,123	23.9%
United Kingdom	4,025,594	16.9
France	2,522,361	10.6
Germany	2,327,942	9.8
Switzerland	1,882,655	7.9
Australia	1,560,792	6.6
Netherlands	831,478	3.5
Spain	827,685	3.5
Sweden	707,640	3.0
Italy	563,551	2.4
Other	2,484,125	10.5
Total non-U.S. securities	$23,412,946	98.6%

NUVEEN	99

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. London Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds’ distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.

Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.

100	NUVEEN

Transactions in Fund shares during the current fiscal period were as follows:

	NUEM		NUDM		NULG		NULV
	For the period 6/6/17 (commencement of operations) through 10/31/17		For the period 6/6/17 (commencement of operations) through 10/31/17		For the period 12/13/16 (commencement of operations) through 10/31/17		For the period 12/13/16 (commencement of operations) through 10/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	900,000	$23,666,666	900,000	$23,075,135	900,000	$25,501,848	1,050,000	$27,911,667
Shares redeemed	—	—	—	—	(100,000)	(2,619,100)	(50,000)	(1,243,830)
Net increase	900,000	$23,666,666	900,000	$23,075,135	800,000	$22,882,748	1,000,000	$26,667,837
			NUMG		NUMV		NUSC
			For the period 12/13/16 (commencement of operations) through 10/31/17		For the period 12/13/16 (commencement of operations) through 10/31/17		For the period 12/13/16 (commencement of operations) through 10/31/17
			Shares	Amount	Shares	Amount	Shares	Amount
Shares sold			800,000	$21,610,997	850,000	$22,411,960	1,150,000	$29,992,821
Shares redeemed			(50,000)	(1,312,430)	—	—	(50,000)	(1,244,995)
Net increase			750,000	$20,298,567	850,000	$22,411,960	1,100,000	$28,747,826

5. Investment Transactions

Long-term purchases and sales (excluding in-kind transactions) during the current fiscal period were as follows:

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Purchases	$19,925,396	$1,822,321	$2,591,219	$3,714,787	$4,167,493	$3,784,797	$5,818,530
Sales	1,886,423	1,134,922	2,519,967	3,520,622	4,136,922	3,571,538	5,647,040

In-kind transactions during the current fiscal period were as follows:

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
In-kind purchases	$5,749,153	$22,122,234	$25,410,642	$27,857,907	$21,580,893	$22,292,647	$29,938,658
In-kind sales	—	—	2,615,457	1,241,584	1,308,721	—	1,244,983

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2017.

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Tax cost of investments	$23,820,001	$22,842,617	$23,129,431	$26,931,439	$20,536,331	$22,559,000	$29,002,621
Gross unrealized:
Appreciation	$1,520,661	$840,050	$1,461,377	$1,326,465	$1,197,530	$730,469	$2,507,193
Depreciation	(389,852)	(269,721)	(292,399)	(478,837)	(423,416)	(373,616)	(923,044)
Net unrealized appreciation (depreciation) of investments	$1,130,809	$570,329	$1,168,978	$847,628	$774,114	$356,853	$1,584,149

Permanent differences, primarily due to foreign currency transactions, redemption in-kind, capital gain tax expense, dividend reclassification and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2017, the Funds’ tax year end, as follows:

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Capital paid-in	$—	$—	$137,401	$7,653	$66,188	$—	$26,959
Undistributed (Over-distribution of) net investment income	(9,333)	5,248	44	42	47	39	86
Accumulated net realized gain (loss)	9,333	(5,248)	(137,445)	(7,695)	(66,235)	(39)	(27,045)

NUVEEN	101

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2017, the Funds’ tax year end, were as follows:

	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
Undistributed net ordinary income[1]	$120,159	$109,890	$190,655	$304,587	$191,141	$181,768	$268,908
Undistributed net long-term capital gains	—	—	—	3	—	759	1,117
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax year ended October 31, 2017, was designated for purposes of the dividends paid deduction as follows:

For the period June 6, 2017 (commencement of operations) through October 31, 2017	NUEM	NUDM
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—

For the period December 13, 2016 (commencement of operations) through October 31, 2017	NULG	NULV	NUMG	NUMV	NUSC
Distributions from net ordinary income[1]	$—	$—	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for its investment advisory services to the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.

The annual management fee, payable monthly, for each Fund is based on a percentage of average daily net assets according to the following rates:

Fund	Management Fee
NUEM	0.45%
NUDM	0.40
NULG	0.35
NULV	0.35
NUMG	0.40
NUMV	0.40
NUSC	0.40

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or other accounts managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund or an account that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Each inter-fund trade is effected at the current market price, determined in accordance with the procedures. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NULG	NULV	NUMG	NUMV	NUSC
Purchases	$415,098	$791,321	$543,382	$491,278	$132,709
Sales	621,360	980,826	911,858	478,004	420,070

As of the end of the reporting period, TIAA owned shares of the Funds as follows:

Fund	NUEM	NUDM	NULG	NULV	NUMG	NUMV	NUSC
TIAA owned shares	759,000	843,000	692,700	649,200	734,600	735,600	749,300

102	NUVEEN

Additional

Fund Information (Unaudited)

Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Teachers Advisors, LLC 730 Third Avenue New York, NY 10017-3206

Independent Registered
Public Accounting Firm

KPMG LLP

200 East Randolph Drive

Chicago, IL 60601

Administrator, Custodian and
Transfer Agent

Brown Brothers Harriman

50 Post Office Square

Boston, MA 02110

Legal Counsel Chapman and Cutler LLP Chicago, IL 60603 Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund’s market price was greater than its NAV per share (i.e., at a premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund’s listing exchange, as of the time that the Fund’s NAV is calculated (normally 4:00 p.m. Eastern Time).

	NUEM		NUDM
June 6, 2017 (commencement of operations) through October 31, 2017	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
Greater than 3.00%	—	0.0%	—	0.0%
1.01% to 3.00%	39	37.4%	2	1.9%
0.51% to 1.00%	53	51.0%	61	58.7%
0.26% to 0.50%	6	5.8%	31	29.8%
0.00% to 0.25%	3	2.9%	8	7.7%
(0.01)% to (0.25)%	2	1.9%	—	0.0%
(0.26)% to (0.50)%	—	0.0%	2	1.9%
Less than (0.50)%	1	1.0%	—	0.0%

	104	100%	104	100%

	NULG		NULV
December 13, 2016 (commencement of operations) through October 31, 2017	Number of Days	% Total Days	Number of Days	% Total Days
Premium/Discount Range:
Greater than 3.00%	—	0.0%	—	0.0%
1.01% to 3.00%	1	0.5%	—	0.0%
0.51% to 1.00%	1	0.5%	—	0.0%
0.26% to 0.50%	2	0.9%	1	0.5%
0.00% to 0.25%	129	58.0%	122	54.9%
(0.01)% to (0.25)%	89	40.1%	99	44.6%
(0.26)% to (0.50)%	—	0.0%	—	0.0%
Less than (0.50)%	—	0.0%	—	0.0%

	222	100%	222	100%

	NUMG		NUMV
December 13, 2016 (commencement of operations) through October 31, 2017	Number of Days	% Total Days	Number of Days	% Total Days
Premium/Discount Range:
Greater than 3.00%	—	0.0%	1	0.5%
1.01% to 3.00%	2	0.9%	—	0.0%
0.51% to 1.00%	2	0.9%	—	0.0%
0.26% to 0.50%	—	0.0%	2	0.9%
0.00% to 0.25%	114	51.4%	114	51.3%
(0.01)% to (0.25)%	104	46.8%	105	47.3%
(0.26)% to (0.50)%	—	0.0%	—	0.0%
Less than (0.50)%	—	0.0%	—	0.0%

	222	100%	222	100%

NUVEEN	103

Additional

Fund Information (Unaudited) (continued)

	NUSC
December 13, 2016 (commencement of operations) through October 31, 2017	Number of Days	% Total Days
Premium/Discount Range:
Greater than 3.00%	—	0.0%
1.01% to 3.00%	1	0.5%
0.51% to 1.00%	1	0.5%
0.26% to 0.50%	8	3.6%
0.00% to 0.25%	149	67.0%
(0.01)% to (0.25)%	62	27.9%
(0.26)% to (0.50)%	—	0.0%
Less than (0.50)%	1	0.5%

	222	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

104	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Growth Index: An index designed to capture large and mid cap securities exhibiting overall growth style characteristics in the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Mid Cap Growth Index: An index designed to capture mid cap securities exhibiting overall growth style characteristics in the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Mid Cap Value Index: An index designed to capture mid cap U.S. securities exhibiting overall value style characteristics. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Small Cap Index: An index designed to measure the performance of the small cap segment of the U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI USA Value Index: An index designed to capture large and mid cap U.S. securities exhibiting overall value style characteristics. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

TIAA ESG Emerging Markets Equity Index: A custom index that is owned and calculated by MSCI Inc., based on the MSCI Emerging Markets Index, and aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI Emerging Markets Index. The NuShares ESG Emerging Markets Equity ETF (“Fund”) is not sponsored, endorsed, issued, sold or promoted by or affiliated with MSCI Inc. MSCI Inc. does not make any representation regarding the advisability of investing in the Fund. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

NUVEEN	105

Glossary of Terms Used in this Report (Unaudited) (continued)

TIAA ESG International Developed Markets Equity Index: A custom index that is owned and calculated by MSCI Inc., based on the MSCI EAFE Index, and aims to increase exposure to positive environmental, social and governance (ESG) factors and exhibit lower carbon exposure as compared to the MSCI EAFE Index. The NuShares ESG International Developed Markets Equity ETF (“Fund”) is not sponsored, endorsed, issued, sold or promoted by or affiliated with MSCI Inc. MSCI Inc. does not make any representation regarding the advisability of investing in the Fund. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

TIAA ESG USA Large-Cap Growth Index: Based on the MSCI USA Growth index, its parent index, which captures large-cap securities exhibiting overall growth style characteristics in the U.S. The TIAA ESG USA Large-Cap Growth Index is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

TIAA ESG USA Large-Cap Value Index: Based on the MSCI USA Value index, its parent index, which captures large-cap U.S. securities exhibiting overall value style characteristics. The TIAA ESG Large-Cap Value is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

TIAA ESG USA Mid-Cap Growth Index: Based on the MSCI USA Mid-Cap Growth Index, its parent index, which captures mid cap securities exhibiting overall growth style characteristics in the US. The TIAA ESG USA Mid-Cap Growth is designed to represent the performance of a TIAA strategy that aims to increase the Index’s exposure to positive environmental, social and governance (ESG) factors as well as exhibit lower carbon exposure than the Parent Index. The index also aims to minimize the tracking error relative to the Parent Index through an optimization process. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

106	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

Set forth in Part I below is a discussion of the initial approval of the Board of Trustees of NuShares ETF Trust (the “Trust”) of the advisory arrangements for the following funds: NuShares ESG Emerging Markets Equity ETF; and NuShares ESG International Developed Markets Equity ETF. Set forth in Part II below is a discussion of the initial approval of the Board of Trustees of the Trust of the advisory arrangements for the following funds: NuShares ESG Large-Cap Growth ETF; NuShares ESG Large-Cap Value ETF; NuShares ESG Mid-Cap Growth ETF; NuShares ESG Mid-Cap Value ETF; and NuShares ESG Small-Cap ETF.

I.

NuShares ESG Emerging Markets Equity ETF

NuShares ESG International Developed Markets Equity ETF

At a meeting held on April 11-12, 2017 (for purposes of this Part I, the “Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Trust, including the Independent Board Members (as defined below), considered and approved the investment management agreement (for purposes of this Part I, the “Investment Management Agreement”) between the Trust and Nuveen Fund Advisors, LLC (the “Adviser”) on behalf of NuShares ESG International Developed Markets Equity ETF (the “Developed Markets ETF”) and NuShares ESG Emerging Markets Equity ETF (for purposes of this Part I, the “Emerging Markets ETF”; the Developed Markets ETF and the Emerging Markets ETF are each a “Fund” and collectively, the “Funds”), each a series of the Trust, and the investment sub-advisory agreement for purposes of this Part I (the “Sub-Advisory Agreement”) between the Adviser and Teachers Advisors, LLC (the “Sub-Adviser”). For purposes of this Part I, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” For purposes of this Part I, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.” The Board Members who are not parties to the Funds’ Investment Management Agreement or Sub-Advisory Agreement or “interested persons” of any such parties are hereafter the “Independent Board Members.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the relevant expertise and background of the Fund Adviser with respect to each Fund’s investment strategy;

•	certain performance-related information (as described below);

•	certain profitability-related information (as described below);

•	the Funds’ proposed unitary fee structure, including comparisons of each Fund’s proposed net expense ratio with the net expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or at prior meetings, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Funds’ Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. In this regard, the Independent Board Members recognized that open-end exchange-traded funds (“ETFs”) were recently added to the Nuveen fund product line (i.e., added in 2016); however, they considered the Adviser’s extensive experience in operating other types of investment companies. The Independent Board Members considered information about the structure, investment objective, strategies and other characteristics of each Fund. Additionally, they observed that each Fund was expected to seek to track the investment results of a specified underlying index (for purposes of this Part I, each, an “Index”).

NUVEEN	107

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

At the Meeting and/or at prior meetings, the Independent Board Members were provided with materials pertaining to, among other things, the Adviser’s organization and business and the types of services that the Adviser or its affiliates are expected to provide to the Funds. As the Adviser already serves as adviser to the other Nuveen funds overseen by the Board Members, the Board has a good understanding of the Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, the Independent Board Members, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the Adviser in evaluating the Investment Management Agreement although, as noted above, they recognized that ETFs were recently added to the Nuveen fund product line.

The Board noted that the Funds would be registered investment companies that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser provides a comprehensive set of services to manage and operate the Nuveen funds, including: (a) product management (such as setting dividends; positioning the product in the marketplace; maintaining and enhancing shareholder communications; and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements; interpreting regulations and policies; and overseeing fund activities). The Board was aware, however, that services provided to ETFs may in some respects differ from those provided to other Nuveen funds. In addition, the Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide the portfolio advisory services to the Funds.

With respect to the Sub-Adviser, at the Meeting and/or at prior meetings, the Independent Board Members were provided with materials pertaining to, among other things, the Sub-Adviser’s organization and business, and considered that the Sub-Adviser is an affiliate of the Adviser. The Independent Board Members considered the experience of the Sub-Adviser and noted that it manages, in addition to other Nuveen ETFs, certain index products, including certain funds in the TIAA-CREF fund family. The Independent Board Members have noted the expertise and experience within the TIAA-CREF organization with investment products that focus on “ESG” (i.e., environmental, social and governance) criteria. Further, they evaluated the background and experience of certain key investment personnel that were expected to serve as portfolio managers to the Funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Funds under each Advisory Agreement were satisfactory.

B. Investment Performance

Each Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser. In addition, the Independent Board Members reviewed certain performance-related data pertaining to each Index (including, among other things, total return, price-to-earnings and dividend yield data pertaining to such Index and the applicable secondary benchmark index) for, in the case of the Developed Markets ETF, the period from May 31, 2012 through October 31, 2016, and in the case of the Emerging Markets ETF, the period from November 30, 2012 through October 31, 2016.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that each Fund was expected to bear, the Independent Board Members considered, among other things, its proposed unitary fee structure, the rationale for its proposed fee structure, and its proposed net expense ratio in absolute terms as well as compared with the net expense ratios of comparable ETFs.

In considering each Fund’s proposed unitary fee structure, the Independent Board Members took into account the Adviser’s representation that unitary fee structures were generally common for ETFs. They noted that under this structure, each Fund would pay a fee to the Adviser and, in turn, the Adviser would be generally responsible for the fees incurred by such Fund (such as custody fees, transfer agency fees, index licensing fees, and stock exchange listing fees, as well as the fee paid to the Sub-Adviser), subject to certain exceptions (which included the management fee, any payments under the Trust’s distribution and service plan, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, certain expenses of the Fund’s chief compliance officer, fees and expenses of the Independent Board Members and their counsel, litigation expenses and extraordinary expenses). In this regard, the Independent Board Members were provided with estimates of the Funds’ anticipated expenses, including those that would be paid by the Adviser from the unitary fee and those that would be excluded from the unitary fee, to the extent available.

In considering the proposed unitary fee structure, the Independent Board Members took into account that the Adviser would bear the risk that certain of a Fund’s operating expenses would increase (but would also benefit if such expenses decrease) and the degree of expense stability that would be afforded to such Fund’s shareholders. Additionally, the Independent Board Members reviewed, among other things, each Fund’s proposed unitary fee as well as comparative data pertaining to net expense ratios of existing ETFs with a broad ESG focus. The Independent Board

108	NUVEEN

Members took into account that most, although not all, of such existing ETFs also had a unitary fee structure. Further, they noted that the proposed unitary fee for each Fund was lower than the weighted average net expense ratio for the broad-based ESG ETF category. Further, the Independent Board Members considered the proposed sub-advisory fee for each Fund, which, as noted above, will be paid by the Adviser out of its unitary fee.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s unitary fee was reasonable in light of the nature, extent and quality of services to be provided to such Fund.

2. Comparisons with the Fees of Other Clients

The Board considered that ETFs were a recent addition to the Nuveen fund product line and that each Fund will pay a unitary fee which will differ from most other investment companies advised by the Adviser which pay a variety of fees, such as the investment advisory fee; Rule 12b-1 fees, if any; transfer agency fees; custody fees; and other expenses. The Board believed the unitary fee structure is a benefit to shareholders as it clearly discloses the cost of owning Fund shares, shifts the risk of the costs of operating a Fund covered by the unitary fee to the Adviser, and provides an incentive to the Adviser to maximize administrative efficiencies. As noted, the Board considered the unitary fee paid by the Funds compared to net expense ratios of existing ETFs with a broad ESG focus. The Board has also noted at prior meetings that the Adviser and/or its affiliated sub-advisers provide services to other types of clients, including, among other things, separately managed accounts, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. The Board has observed that the varying types of clients require different services and involve different regulatory risks and entrepreneurial risks than managing a Fund, a registered investment company. At prior meetings, the Board has reviewed information regarding the different types of services that are provided to the Nuveen funds compared to those provided to the other types of clients described above, which typically do not require the same breadth of day-to-day services required for registered funds advised by the Adviser. The Board has noted that many of the administrative services that the Adviser provides to support the Nuveen funds may not be required to the same extent or at all for the institutional clients or other clients. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and funds. Given the inherent differences in the various products, the Independent Board Members have concluded such facts justify the different levels of fees.

At the Meeting or at prior meetings, the Independent Board Members have noted that although, except for other Nuveen ETFs, the Sub-Adviser does not serve as sub-adviser to other Nuveen funds, it does serve as investment adviser to funds in the TIAA-CREF family of funds and, in addition, provides management services to other types of clients, including certain accounts.

3. Profitability of Fund Advisers

At the time of the Meeting, historical information regarding the costs of services provided by the Adviser to the Funds and the profitability of the Funds to the Adviser was not available as the Funds had not commenced operations and it was not possible to predict the effect on profitability of the Funds (or the recently added ETF line of business generally). At the Meeting or at prior meetings, however, the Board has recognized the significant time and resources the Adviser committed to develop the ETF product line, including organizing the Trust and Funds (in addition to other Nuveen ETFs), obtaining the necessary exemptive relief from the Securities and Exchange Commission, hiring additional personnel and arranging for the service providers to the Funds (and other Nuveen ETFs). The Independent Board Members also considered the estimated operating expenses to be paid by the Adviser pursuant to the unitary fee. Further, at prior meetings, the Independent Board Members have reviewed the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. In this regard, at prior meetings, the Independent Board Members have reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the other Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for 2015 and 2014. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability and have considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. Further, as the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”), the Board has reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves to have a fuller understanding of the financial condition and strength of the TIAA complex, together with Nuveen. Based on the information provided, the Independent Board Members have previously noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Board recognized that it will be reviewing profitability further as the Funds commence operations and gather assets and as relevant information becomes available regarding Nuveen’s recently added ETF business line as a whole.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Funds could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee

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waiver and expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. Most of the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component. Generally, the fund level fee component declines as the assets of a particular fund grow. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow.

Notwithstanding the foregoing, the Independent Board Members recognized that the unitary fee structure does not have breakpoints and that the Funds (like other Nuveen ETFs) would not participate in the complex-level fee program. The Independent Board Members recognized that it was difficult to assess when economies of scale, if any, might be realized before the commencement of investment operations and in light of Nuveen’s recent entry to the ETF market. They further recognized that although a unitary fee affords a certain degree of certainty in the expenses of the Funds, the Adviser will benefit from any reductions in certain fixed costs that arise in connection with managing a Fund although the Adviser also has the risk if such fixed costs rise. Additionally, they acknowledged that as ETFs were new to the Nuveen fund family, there would be ongoing review of the fee structure employed for these types of funds.

In addition, at the Meeting and/or prior meetings, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. In this regard, the Independent Board Members have noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members have also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other additional benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with a Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members considered that each Fund’s portfolio transactions will be allocated by the Sub-Adviser and that the Sub-Adviser may benefit from research received through soft dollar arrangements with respect to transactions in equity securities. However, they recognized that the Sub-Adviser does not use soft dollars in connection with transactions in fixed income securities.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Funds and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Funds.

II.

NuShares ESG Large-Cap Growth ETF

NuShares ESG Large-Cap Value ETF

NuShares ESG Mid-Cap Growth ETF

NuShares ESG Mid-Cap Value ETF

NuShares ESG Small-Cap ETF

At a meeting held on November 14-16, 2016 (for purposes of this Part II, the “Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Trust, including the Independent Board Members (as defined below), considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) between the Trust and Nuveen Fund Advisors, LLC (the “Adviser”) on behalf of NuShares ESG Large-Cap Growth ETF, NuShares ESG Large-Cap Value ETF, NuShares ESG Mid-Cap Growth ETF, NuShares ESG Mid-Cap Value ETF and NuShares ESG Small-Cap ETF (for purposes of this Part II, each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) between the Adviser and Teachers Advisors, LLC (the “Sub-Adviser”). For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” For purposes of this Part II, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.” The Board Members who are not parties to the Funds’ Investment Management Agreement or Sub-Advisory Agreement or “interested persons” of any such parties are hereafter the “Independent Board Members.”

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To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the relevant expertise and background of the Fund Adviser with respect to each Fund’s investment strategy;

•	certain performance-related information (as described below);

•	certain profitability-related information (as described below);

•	the Funds’ proposed unitary fee structure, including comparisons of each Fund’s proposed expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and at prior meetings, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Funds’ Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. In this regard, the Independent Board Members recognized that open-end exchange-traded funds (“ETFs”) were recently added to the Nuveen fund product line; however, they considered the Adviser’s extensive experience in operating other types of investment companies. The Independent Board Members considered information about the structure, investment objective, strategies and other characteristics of each Fund. Additionally, they observed that each Fund was expected to seek to track the investment results of a specified index (for purposes of this Part II, each, an “Index”).

At the Meeting and/or at prior meetings, the Independent Board Members were provided with materials pertaining to, among other things, the Adviser’s organization and business and the types of services that the Adviser or its affiliates are expected to provide to the Funds. As the Adviser already serves as adviser to the other Nuveen funds overseen by the Board Members, the Board has a good understanding of the Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, the Independent Board Members, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the Adviser in evaluating the Investment Management Agreement although, as noted above, they recognized that ETFs were recently added to the Nuveen fund product line.

The Board noted that the Funds would be registered investment companies that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser provides a comprehensive set of services to manage and operate the Nuveen funds, including: (a) product management (such as setting dividends; positioning the product in the marketplace; maintaining and enhancing shareholder communications; and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements; interpreting regulations and policies; and overseeing fund activities). The Board was aware, however, that services provided to ETFs may in some respects differ from those provided to other Nuveen funds. In addition, the Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide the portfolio advisory services to the Funds.

With respect to the Sub-Adviser, at the Meeting or at prior meetings, the Independent Board Members were provided with materials pertaining to, among other things, the Sub-Adviser’s organization and business, and considered that the Sub-Adviser is an affiliate of the Adviser. The Independent Board Members considered the experience of the Sub-Adviser and noted that it manages, in addition to another recent Nuveen ETF, certain index

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products, including certain funds in the TIAA-CREF fund family. The Independent Board Members have noted the expertise and experience within the TIAA-CREF organization with investment products that focus on “ESG” (i.e., environmental, social and governance) criteria. Further, they evaluated the background and experience of certain key investment personnel that were expected to serve as portfolio managers to the Funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Funds under each Advisory Agreement were satisfactory.

B. Investment Performance

Each Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser. In addition, the Independent Board Members reviewed total return data pertaining to each Index for, as of September 30, 2016, the year-to-date, one-year, three-year and since inception periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that each Fund was expected to bear, the Independent Board Members considered, among other things, its proposed unitary fee structure, the rationale for its proposed fee structure, and its proposed expense ratio in absolute terms as well as compared with the expense ratios of comparable ETFs.

In considering each Fund’s proposed unitary fee structure, the Independent Board Members took into account the Adviser’s representation that unitary fee structures were generally common for ETFs. They noted that under this structure, each Fund would pay a fee to the Adviser and, in turn, the Adviser would be generally responsible for the fees incurred by such Fund (such as custody fees, transfer agency fees, index licensing fees, and stock exchange listing fees, as well as the fee paid to the Sub-Adviser), subject to certain exceptions (which included the management fee, any payments under the Trust’s distribution and service plan, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, certain expenses of the Fund’s chief compliance officer, fees and expenses of the Independent Board Members and their counsel, litigation expenses and extraordinary expenses). In this regard the Independent Board Members were provided with estimates of the Funds’ anticipated expenses, including those that would be paid by the Adviser from the unitary fee and those that would be excluded from the unitary fee, to the extent available.

In considering the proposed unitary fee structure, the Independent Board Members took into account that the Adviser would bear the risk that certain of a Fund’s operating expenses would increase (but would also benefit if such expenses decrease) and the degree of expense stability that would be afforded to such Fund’s shareholders. Additionally, the Independent Board Members reviewed, among other things, each Fund’s proposed expense ratio as well as comparative data pertaining to expense ratios of existing ETFs with a broad ESG focus. The Independent Board Members took into account that most, although not all, of such existing ETFs also had a unitary fee structure and that there was some variation in the expenses that were excluded from the unitary fee. Additionally, they noted that the proposed unitary fee for each Fund was lower than the median of the expense ratios for the broad-based ESG ETF category. Further, the Independent Board Members considered the proposed sub-advisory fee for the Funds, which, as noted above, will be paid by the Adviser out of its unitary fee.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s unitary fee was reasonable in light of the nature, extent and quality of services to be provided to such Fund.

2. Comparisons with the Fees of Other Clients

The Board considered that ETFs were a recent addition to the Nuveen fund product line and that each Fund will pay a unitary fee which will differ from most other investment companies advised by the Adviser which pay a variety of fees, such as the investment advisory fee; Rule 12b-1 fees, if any; transfer agency fees; custody fees; and other expenses. The Board believed the unitary fee structure is a benefit to shareholders as it clearly discloses the cost of owning Fund shares, shifts the risk of the costs of operating a Fund covered by the unitary fee to the Adviser, and provides an incentive to the Adviser to maximize administrative efficiencies. As noted, the Board considered the unitary fee paid by the Funds compared to the expense ratios of existing ETFs with a broad ESG focus. The Board also noted that the Adviser and/or its affiliated sub-advisers provide services to other types of clients, including, among other things, separately managed accounts, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. The Board has observed that the varying types of clients require different services and involve different regulatory risks and entrepreneurial risks than managing a Fund, a registered investment company. At prior meetings, the Board has reviewed information regarding the different types of services that are provided to the Nuveen funds compared to those provided to the other types of clients described above, which typically do not require the same breadth of day-to-day services required for registered funds advised by the Adviser. The Board noted that many of the administrative services that the Adviser provides to support the Nuveen funds may not be required to the same extent or at all for the institutional clients or other clients. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and funds. Given the inherent differences in the various products, the Independent Board Members have concluded such facts justify the different levels of fees.

112	NUVEEN

At the Meeting or at prior meetings, the Independent Board Members noted that although, except for another recent Nuveen ETF, the Sub-Adviser does not serve as sub-adviser to other Nuveen funds, it does serve as investment adviser to funds in the TIAA-CREF family of funds and, in addition, provides management services to other types of clients, including certain accounts.

3. Profitability of Fund Advisers

At the time of the Meeting, historical information regarding the costs of services provided by the Adviser to the Funds and the profitability of the Funds to the Adviser was not available as the Funds had not commenced operations and it was not possible to predict the effect on profitability of the Funds (or the recently added ETF line of business generally). At the Meeting or at prior meetings, however, the Board has recognized the significant time and resources the Adviser committed to develop the ETF product line, including organizing the Trust and Funds (in addition to other Nuveen ETFs), obtaining the necessary exemptive relief from the Securities and Exchange Commission, hiring additional personnel and arranging for the service providers to the Funds (and other Nuveen ETFs). The Independent Board Members also considered the estimated operating expenses to be paid by the Adviser pursuant to the unitary fee. Further, at prior meetings, the Independent Board Members have reviewed the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. In this regard, at prior meetings, the Independent Board Members have reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the other Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for 2015 and 2014. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability and have considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. Further, the Board has reviewed a balance sheet for Teachers Insurance and Annuity Association of America reflecting its assets, liabilities and capital and contingency reserves to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen. Based on the information provided, the Independent Board Members have previously noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Board recognized that it will be reviewing profitability further as the Funds commence operations and gather assets and as relevant information becomes available regarding Nuveen’s recently added ETF business line as a whole.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Funds could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. Most of the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component. Generally, the fund level fee component declines as the assets of a particular fund grow. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow.

Notwithstanding the foregoing, the Independent Board Members recognized that the unitary fee structure does not have breakpoints and that the Funds (like other Nuveen ETFs) would not participate in the complex-level fee program. The Independent Board Members recognized that it was difficult to assess when economies of scale, if any, might be realized before the commencement of investment operations and in light of Nuveen’s recent entry to the ETF market. They further recognized that although a unitary fee affords a certain degree of certainty in the expenses of the Funds, the Adviser will benefit from any reductions in certain fixed costs that arise in connection with managing a Fund although the Adviser also has the risk if such fixed costs rise. Additionally, they acknowledged that as ETFs were new to the Nuveen fund family, there would be ongoing review of the fee structure employed for these types of funds.

In addition, at the Meeting and/or prior meetings, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. In this regard, the Independent Board Members have noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members have also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other additional benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with a Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members

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considered that each Fund’s portfolio transactions will be allocated by the Sub-Adviser and that the Sub-Adviser may benefit from research received through soft dollar arrangements with respect to transactions in equity securities. However, they recognized that the Sub-Adviser does not use soft dollars in connection with transactions in fixed income securities.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with a Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Funds and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Funds.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert(1) 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

116	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers

Officers of the Funds:
Martin Y.G. Kremenstein 1976 100 Park Avenue New York, NY 10017	Chief Administrative Officer	2017	Senior (since February 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2013-2015); formerly, Director (2009-2013) Deutsche Bank; CEO (2012-2015) DB Commodity Services LLC; CEO (2012-2014) DBX Advisors LLC and DBX Strategic Advisors LLC.	11
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176

NUVEEN	117

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	176
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	176
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	176
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176

118	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex. Mr. Kundert will retire from the Board as of December 31, 2017.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	119

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nushares ETFs at: www.nuveen.com/etf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

NAN-NSESG-1017D        323287-INV-Y-12/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed for services provided to the Funds during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
NuShares ESG International Developed Markets Equity ETF[5]	17,500	0	0	0
NuShares ESG Emerging Markets Equity ETF[5]	17,500	0	0	0
NuShares ESG Large-Cap Growth ETF[6]	15,500	0	0	0
NuShares ESG Large-Cap Value ETF[6]	15,500	0	0	0
NuShares ESG Mid-Cap Growth ETF[6]	15,500	0	0	0
NuShares ESG Mid-Cap Value ETF[6]	15,500	0	0	0
NuShares ESG Small-Cap ETF[6]	15,500	0	0	0

Total	$112,500	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.
[5]	Fund commenced operations on 06/06/2017.
[6]	Fund commenced operations on 12/14/2016.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
NuShares ESG International Developed Markets Equity ETF	0%	0%	0%	0%
NuShares ESG Emerging Markets Equity ETF	0%	0%	0%	0%
NuShares ESG Large-Cap Growth ETF	0%	0%	0%	0%
NuShares ESG Large-Cap Value ETF	0%	0%	0%	0%
NuShares ESG Mid-Cap Growth ETF	0%	0%	0%	0%
NuShares ESG Mid-Cap Value ETF	0%	0%	0%	0%
NuShares ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
NuShares ESG International Developed Markets Equity ETF[5]	0	0	0	0
NuShares ESG Emerging Markets Equity ETF[5]	0	0	0	0
NuShares ESG Large-Cap Growth ETF[6]	0	0	0	0
NuShares ESG Large-Cap Value ETF[6]	0	0	0	0
NuShares ESG Mid-Cap Growth ETF[6]	0	0	0	0
NuShares ESG Mid-Cap Value ETF[6]	0	0	0	0
NuShares ESG Small-Cap ETF[6]	0	0	0	0

Total	$0	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.
[5]	Fund commenced operations on 06/06/2017.
[6]	Fund commenced operations on 12/14/2016.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
NuShares ESG International Developed Markets Equity ETF	0%	0%	0%	0%
NuShares ESG Emerging Markets Equity ETF	0%	0%	0%	0%
NuShares ESG Large-Cap Growth ETF	0%	0%	0%	0%
NuShares ESG Large-Cap Value ETF	0%	0%	0%	0%
NuShares ESG Mid-Cap Growth ETF	0%	0%	0%	0%
NuShares ESG Mid-Cap Value ETF	0%	0%	0%	0%
NuShares ESG Small-Cap ETF	0%	0%	0%	0%

Fiscal Year Ended October 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
NuShares ESG International Developed Markets Equity ETF	0	0	0	0
NuShares ESG Emerging Markets Equity ETF	0	0	0	0
NuShares ESG Large-Cap Growth ETF	0	0	0	0
NuShares ESG Large-Cap Value ETF	0	0	0	0
NuShares ESG Mid-Cap Growth ETF	0	0	0	0
NuShares ESG Mid-Cap Value ETF	0	0	0	0
NuShares ESG Small-Cap ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
NuShares ESG International Developed Markets Equity ETF	0	0	0	0
NuShares ESG Emerging Markets Equity ETF	0	0	0	0
NuShares ESG Large-Cap Growth ETF	0	0	0	0
NuShares ESG Large-Cap Value ETF	0	0	0	0
NuShares ESG Mid-Cap Growth ETF	0	0	0	0
NuShares ESG Mid-Cap Value ETF	0	0	0	0
NuShares ESG Small-Cap ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)A of the Exchange Act. As of the end of the period covered by this report the members of the Audit Committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NuShares ETF Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Martin Kremenstein
Martin Kremenstein
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 8, 2018